UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

(RULE 14a-1)

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934 (Amendment No.     )

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ALEXANDER’S, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ALEXANDER’S, INC.

Notice of

Annual Meeting

of Stockholders

and

Proxy Statement

❖

2 0 1 6

ALEXANDER’S, INC.

210 Route 4 East

Paramus, New Jersey 07652

Notice of Annual Meeting of Stockholders

to Be Held on May 19, 2016

To our Stockholders:

The 2016 Annual Meeting of Stockholders of Alexander’s, Inc., a Delaware corporation (the “Company” or “Alexander’s”), will be held at the Saddle Brook Marriott, Interstate 80 and the Garden State Parkway, Saddle Brook, New Jersey 07663, on Thursday, May 19, 2016, beginning at 10:00 A.M., local time, for the following purposes:

(1) To elect three persons to the Board of Directors of the Company. Each person elected will serve for a term of three years and until his or her respective successor is duly elected and qualified.

(2) To consider and vote upon the Company’s 2016 Omnibus Stock Plan.

(3) To consider and vote upon the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the current year.

(4) To transact such other business as may properly come before the meeting or any adjournment or postponement of the meeting.

The Board of Directors of the Company has fixed the close of business on March 21, 2016 as the record date for the determination of stockholders entitled to notice of, and to vote at, the meeting.

Please review the accompanying Proxy Statement and proxy card. Whether or not you plan to attend the meeting, your shares should be represented and voted. You may authorize your proxy by the Internet or by touch-tone phone as described on the proxy card. Alternatively, you may wish to sign the proxy card and return it in accordance with the instructions included with the proxy card. You may revoke your proxy by (1) executing and submitting a later-dated proxy card, (2) subsequently authorizing a proxy through the Internet or by telephone, (3) sending a written revocation of proxy to our Secretary at our office at 888 Seventh Avenue, New York, New York 10019, or (4) attending the Annual Meeting and voting in person. To be effective, these later-dated proxy cards, proxies authorized via the Internet or telephone, or written revocations of proxies must be received by us by 11:59 P.M., New York City time, on Wednesday, May 18, 2016.

By Order of the Board of Directors,

Alan J. Rice

Secretary

April 8, 2016

ALEXANDER’S, INC.

210 Route 4 East

Paramus, New Jersey 07652

PROXY STATEMENT

Annual Meeting of Stockholders

to Be Held on May 19, 2016

The accompanying proxy is being solicited by the Board of Directors (the “Board”) of Alexander’s, Inc., a Delaware corporation (“we,” “us,” “our” or the “Company”), for use at the 2016 Annual Meeting of Stockholders of the Company (the “Annual Meeting”). The Annual Meeting will be held on Thursday, May 19, 2016, beginning at 10:00 A.M., local time, at the Saddle Brook Marriott, Interstate 80 and the Garden State Parkway, Saddle Brook, New Jersey 07663. Our principal executive office is located at 210 Route 4 East, Paramus, New Jersey 07652. Our proxy materials, including this Proxy Statement, the Notice of Annual Meeting of Stockholders, the proxy card or voting instruction card and our 2015 Annual Report, are being distributed and made available on or about April 8, 2016.

In accordance with rules and regulations adopted by the U.S. Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials to our stockholders on the Internet. Accordingly, a notice of Internet availability of proxy materials will be mailed on or about April 8, 2016 to our stockholders of record as of the close of business on March 21, 2016. Stockholders will have the ability (1) to access the proxy materials, free of charge, on a website referred to in the notice or (2) request a printed set of the proxy materials be sent to them, by following the instructions in the notice. You will need your 12-digit control number that is included with the notice mailed on or about April 8, 2016 to vote your shares. If you have not received a copy of this notice, please contact our investor relations department at 201-587-8541 or send an e-mail to ircontact@alx-inc.com. If you wish to receive a hard copy of these materials, you may request them at www.proxyvote.com or by dialing 1-800-579-1639 and following the instructions at that website or phone number.

How do you vote?

You may vote in person at the Annual Meeting or you may authorize a proxy over the Internet (at www.proxyvote.com), by telephone (at 1-800-690-6903) or by executing and returning a proxy card. Once you authorize a proxy, you may revoke that proxy by (1) executing and submitting a later-dated proxy card, (2) subsequently authorizing a proxy through the Internet or by telephone, (3) sending a written revocation of proxy to our Secretary at our office at 888 Seventh Avenue, New York, New York 10019, or (4) attending the Annual Meeting and voting in person. Attending the Annual Meeting without submitting a new proxy or voting in person will not automatically revoke your prior authorization of your proxy. To be effective, later-dated proxy cards, proxies authorized via the Internet or telephone or written revocations of proxies must be received by us by 11:59 P.M., New York City time, on Wednesday, May 18, 2016.

If you hold your common shares in “street name” (that is, through a bank, broker or other nominee), your nominee will not vote your shares unless you provide instructions to your nominee on how to vote your shares. You should instruct your nominee how to vote your shares by following the directions provided by your nominee.

We will pay the cost of soliciting proxies. We have hired MacKenzie Partners, Inc. to solicit proxies at a fee not to exceed $5,000. In addition to solicitation by mail, by telephone and by e-mail or the Internet, arrangements may be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy materials to their principals, and we may reimburse them for their expenses in so doing. If you hold shares in “street name” (i.e., through a bank, broker or other nominee), you will receive instructions from your nominee, which you must follow in order to have your proxy authorized or you may contact your nominee directly to request these instructions.

Who is entitled to vote?

Only stockholders of record as of the close of business on March 21, 2016 are entitled to notice of, and to vote at, the Annual Meeting. We refer to this date as the “record date.” On that date, 5,106,196 common shares, par value $1.00 per share (“Shares”), were outstanding. Holders of Shares as of the record date are entitled to one vote per share on each matter properly presented at the Annual Meeting.

How do you attend the meeting in person?

If you would like to attend the Annual Meeting in person, you will need to bring an account statement or other acceptable evidence of ownership of your Shares as of the close of business on the record date. If you hold Shares in street name and wish to vote in person at the Annual Meeting, you will need to contact your bank, broker or other nominee and obtain a proxy from your nominee and bring it to the Annual Meeting. Directions to attend the Annual Meeting and vote in person are available upon request to the Secretary of the Company at its offices.

How will your votes be counted?

The holders of a majority of the outstanding Shares as of the close of business on the record date, present in person or by proxy and entitled to vote, will constitute a quorum for the transaction of business at the Annual Meeting. Any proxy, properly executed and submitted, will be voted as directed and, if no direction is given, will be voted as recommended by the Board of Directors in this Proxy Statement and in discretion of the proxy holder on any other matter that may properly come before the meeting. A broker non-vote and any proxy marked “withhold authority” or an abstention, as applicable, will count for the purposes of determining a quorum, but will have no effect on the result of the vote on the election of directors or the ratification of the appointment of our independent registered public accounting firm. With respect to the proposal to approve our 2016 Omnibus Stock Plan, abstentions and broker non-votes will have the effect of a vote against the approval, unless holders of a majority in interest of all securities entitled to vote on the proposal cast votes, in which event broker non-votes will have no effect on the result of the vote.

The election of each of our nominees for director requires a plurality of the votes cast at the Annual Meeting. The ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm requires a majority of the votes cast at the Annual Meeting.

It is the Company’s understanding that Interstate Properties (“Interstate”), a New Jersey general partnership (an owner of shopping centers and an investor in securities and partnerships), Interstate’s general partners, and Vornado Realty Trust (“Vornado”), who, as of March 21, 2016, own, in the aggregate, approximately 59% of the outstanding Shares, will vote (1) for the approval of the election of the nominees listed in this Proxy Statement for directors, (2) for the approval of the 2016 Omnibus Stock Plan and (3) for the ratification of the appointment of the Company’s independent registered public accounting firm, and, therefore, it is likely that these matters will be approved.

PROPOSAL 1: ELECTION OF DIRECTORS

Our Board currently has eight members. Our Bylaws provide that our directors are divided into three classes, as nearly equal in number as reasonably possible, as determined by the Board. One class of directors is elected at each Annual Meeting to hold office for a term of three years (until the applicable Annual Meeting of Stockholders in that third year) and until their respective successors have been duly elected and qualified.

Unless otherwise directed in the proxy, each of the persons named in the attached proxy will vote such proxy for the election of the three nominees listed below as Class I directors. If any nominee at the time of election is unavailable to serve, it is intended that each of the persons named in the proxy will vote for an alternative nominee who will be nominated by the Board. Alternatively, the Board may reduce the size of the Board and the number of nominees. Proxies may be voted only for the nominees named or such alternates. We do not currently anticipate that any nominee for directors will be unable to serve as a director.

The Board of Directors recommends that stockholders vote “FOR” approval of the election of the nominees listed below to serve as Class I directors until 2019 and until their respective successors have been duly elected and qualified.

Under our Bylaws, the affirmative vote of a plurality of votes present in person or represented by proxy at the Annual Meeting and entitled to vote for the election of directors, if a quorum is present, is sufficient to elect a director. Proxies marked “withhold authority” will be counted for the purpose of determining the presence of a quorum but will have no effect on the result of the vote. A broker non-vote will have no effect on the result of the vote.

The following table sets forth the nominees (all of whom are presently members of the Board) and other present members of the Board who will continue on the Board following the Annual Meeting, together with a brief biography for each such person and the year in which the person became a director of the Company.

Name	Age	Principal Occupation and, if Applicable, Present Position with the Company	Year Term Will Expire	Year First Appointed or Elected as Director

Nominees for Election to Serve until the Annual Meeting in 2019 (CLASS I)

Steven Roth	74	Chief Executive Officer of the Company since March 1995; Chairman of the Board of Directors of the Company since May 2004; Chairman of the Board of Vornado since 1989, its Chief Executive Officer since April 2013 and from 1989 to 2009; a trustee of Vornado since 1979; Managing General Partner of Interstate; a trustee of Urban Edge Properties (a real estate investment trust) since January 2015; a director of J. C. Penney Company, Inc. (a retailer) from 2011 to 2013 and a director of Toys “R” Us, Inc. (a retailer) from 2005 to 2011	2019	1989
Thomas R. DiBenedetto	66	President of Boston International Group, Inc. (an investment management firm) since 1983; President of Junction Investors Ltd. (an investment management firm) since 1992; Chairman of the Board of Jefferson Watermann International (a business intelligence firm) since 1997; Managing Director of Olympic Partners (a real estate investment firm) since 1984; Member of the Board of Directors of A.S. Roma, SPA from 2011 to 2014	2019	1984
Wendy A. Silverstein	55	Formerly Executive Vice President and Co-Head of Capital Markets and Acquisitions of Vornado from April 1998 until April 1, 2015; a director of Toys “R” Us, Inc. from 2005 to 2013	2019	2015

Present Directors Elected to Serve until the Annual Meeting in 2017 (CLASS II)

Neil Underberg	87	A member of the law firm of Rosenberg & Estis, P.C. since June 2011; attorney with the law firm of Winston & Strawn LLP from September 2000 to June 2011	2017	1980
Russell B. Wight, Jr.	76	A general partner of Interstate since 1968; a trustee of Vornado since 1979	2017	1995
Nominees for Election to Serve until the Annual Meeting in 2018 (CLASS III)

David Mandelbaum	80	A member of the law firm of Mandelbaum & Mandelbaum, P.C. since 1960; a general partner of Interstate since 1968; a trustee of Vornado since 1979	2018	1995

Arthur I. Sonnenblick	84	Formerly a Senior Managing Director of Cushman & Wakefield Sonnenblick Goldman (a real estate firm) or a predecessor company from January 1996 to December 2012	2018	1984
Dr. Richard R. West	78	Dean Emeritus, Leonard N. Stern School of Business, New York University; Professor from September 1984 until September 1995 and Dean from September 1984 until August 1993; prior thereto, Dean of the Amos Tuck School of Business Administration at Dartmouth College; a trustee of Vornado since 1982	2018	1984

We are not aware of any family relationships among any directors or executive officers of the Company or persons nominated or chosen by the Company to become directors or executive officers.

For information about other relationships among directors or our executive officers, please see “Certain Relationships and Related Transactions” below.

Corporate Governance

Our Shares are listed for trading with The New York Stock Exchange, Inc. (the “NYSE”) and we are subject to the NYSE’s Corporate Governance Standards. However, because more than 51% of our Shares are owned by a “group” consisting of Interstate and Vornado, as well as Interstate’s general partners, the Company is a “controlled” company and therefore, is exempt from some of the NYSE Corporate Governance Standards. In the Company’s case, this means, among other things, that we are not required to have a nominating committee or, even though our Compensation Committee and Board meets these requirements, that we have a fully independent Compensation Committee or that a majority of directors be independent under the NYSE rules.

The Board has determined that Messrs. DiBenedetto, Mandelbaum, Sonnenblick, Underberg and Wight and Dr. West are independent for the purposes of the NYSE Corporate Governance Standards. Accordingly, six out of our eight directors are independent. The Board reached this conclusion after considering all applicable relationships between or among such directors and the Company or management of the Company. These relationships are described in the section of this Proxy Statement entitled “Certain Relationships and Related Transactions.” The Board further determined that such directors meet all of the “bright-line” requirements of the NYSE Corporate Governance Standards as well as the categorical standards adopted by the Board in our Corporate Governance Guidelines.

As part of its commitment to good corporate governance, the Board of Directors has adopted the following committee charters and policies:

•	Audit Committee Charter

•	Compensation Committee Charter

•	Corporate Governance Guidelines (Attached as Annex A)

•	Code of Business Conduct and Ethics

We have made available on our website (www.alx-inc.com) copies of these charters, guidelines and policies. We will post any future changes to these charters, guidelines or policies to our website and may not otherwise publicly file such changes. Our regular filings with the SEC and our directors’ and executive officers’ filings under Section 16(a) of the Securities Exchange Act of 1934, as amended, are also available on our website. In addition, copies of these charters, guidelines and policies are available free of charge from the Company upon written request. Requests should be sent to our investor relations department at our principal executive office.

The Code of Business Conduct and Ethics applies to all of our directors, executives and other employees.

Committees of the Board of Directors

The Board has an Executive Committee, an Audit Committee and a Compensation Committee. The Board does not have a Nominating Committee.

The Board held seven meetings during 2015. Each director attended at least 75% of the meetings of the Board and all committees on which he or she served during 2015.

In addition to full meetings of the Board, non-management, independent directors met five times in sessions without members of management present. During these meetings, the independent directors selected their own presiding member.

Executive Committee

The Executive Committee possesses and may exercise all the authority and powers of the Board in the management of the business and affairs of the Company, except those reserved to the Board by the Delaware General Corporation Law. The Executive Committee consists of three members: Messrs. Roth and Wight and Dr. West. Mr. Roth is the Chairman of the Executive Committee. The Executive Committee did not meet in 2015.

Audit Committee

The Audit Committee, which held four meetings during 2015, consists of three members, Messrs. DiBenedetto and Sonnenblick and Dr. West. The Board has determined that these three directors are independent for the purposes of the NYSE Corporate Governance Standards, that they meet the additional requirements of independence for serving on the Audit Committee in accordance with the rules and regulations promulgated by the SEC and that they meet the financial literacy standards of the NYSE. Dr. West is the Chairman of the Audit Committee.

In addition, at all times at least one member of the Audit Committee has met the NYSE standards for financial management expertise. The Board has determined that Dr. West is qualified to serve as an “audit committee financial expert,” as defined by SEC Regulation S-K, and thus has at least one such individual serving on its Audit Committee. The Board reached this conclusion based on his relevant experience, as described above under “Proposal 1: Election of Directors.”

The Audit Committee’s purposes are to: (i) assist the Board in its oversight of (a) the integrity of the Company’s financial statements, (b) the Company’s compliance with legal and regulatory requirements, (c) the independent registered public accounting firm’s qualifications and independence, and (d) the performance of the independent registered public accounting firm and the Company’s internal audit function; and (ii) prepare an Audit Committee report as required by the SEC for inclusion in the Company’s annual Proxy Statement. The function of the Audit Committee is oversight. The management of the Company is responsible for the preparation, presentation and integrity of our financial statements and for the effectiveness of internal control over financial reporting. Management is responsible for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures that provide for compliance with accounting standards and applicable laws and regulations. The independent registered public accounting firm is responsible for planning and carrying out a proper audit of our annual financial statements prior to the filing of each Annual Report on Form 10-K, reviews of our quarterly financial statements prior to the filing of each Quarterly Report on Form 10-Q and annually auditing the effectiveness of our internal control over financial reporting, and other procedures. The Board has adopted a written Audit Committee Charter.

Persons interested in contacting our Audit Committee members with regard to accounting, auditing or financial concerns will find information on how to do so on our website (www.alx-inc.com). This means of contact should not be used for solicitations or communications with us of a general nature.

Compensation Committee

The Compensation Committee is responsible for establishing the terms of the compensation of executive officers. The Committee consists of two independent members, Dr. West, as Chairman, and Mr. DiBenedetto. The Compensation Committee did not meet in 2015.

From time to time, the Compensation Committee consults with one or more executive compensation experts. No compensation consultants were engaged by the Compensation Committee or the Company during 2015.

Selection of Directors

The Board is responsible for selecting the nominees for election to our Board. The members of the Board may, in their discretion, work or otherwise consult with members of management of the Company in selecting nominees. The Board evaluates nominees, including stockholder nominees (see “Advance Notice for Stockholder Nominations and Stockholder Proposals”), by considering, among others, the criteria set out in the Company’s Corporate Governance Guidelines. Our Board believes that our current leadership structure is appropriate.

Criteria and Diversity

In considering whether to recommend any candidate for election or re-election as a director, including candidates recommended by stockholders, the Board will apply the criteria set forth in our Corporate Governance Guidelines and considers criteria including:

•	personal abilities and skills;

•	personal qualities and characteristics, accomplishments and reputation in the business community;

•	current knowledge and understanding of our industry, other industries relevant to our business and the communities in which we do business;

•	ability and willingness to commit adequate time to Board and committee matters;

•	the fit of the individual’s skills with those of other directors in building a Board that is effective and responsive to the needs of the Company; and

•	diversity of viewpoints, experience and other demographics.

Accordingly, in consideration with many other factors, the Board selects nominees with a broad diversity of abilities, experience, professions, skills and backgrounds. The Board does not assign specific weights to particular criteria and no particular criterion is necessarily applicable to all prospective nominees. The Company believes that the backgrounds and qualifications of members of our Board of Directors, considered as a group, should provide a significant composite mix of experience, knowledge and abilities that will allow the Board to fulfill its responsibilities. Nominees are not discriminated against on the basis of race, religion, national origin, sexual orientation, disability or any other basis proscribed by law.

We believe our current nominees for the Board of Directors and the other members of our Board collectively have the abilities, skills and experience to create a board that is well-suited to oversee the management of our Company. Each member has the integrity, business judgment and commitment to our Board and our shareholders that comprise essential characteristics for a director of Alexander’s. Our directors also bring to the Board highly developed skills in diverse areas such as finance and investing, accounting, law and the operation of real estate companies and are recognized leaders in their respective fields. In addition, members of the Board have diverse views and experiences that strengthen their ability to guide our Company. In addition, all of our directors have extensive experience serving on the boards, and/or being at the most senior management level, of other public or private organizations. More specifically, each of our directors has extensive experience in the real estate industry generally, and with Alexander’s specifically, and is skilled in the investment in and operation of real estate or real estate companies. Dr. West brings extensive experience in financial and accounting oversight. Messrs. DiBenedetto, Roth and Sonnenblick each has experience leading other companies. Messrs. DiBenedetto, Mandelbaum, Roth, Sonnenblick, Underberg and Wight and Ms. Silverstein have extensive real estate experience. Dr. West has had a lengthy career in academia and as a leader of prominent business schools. Messrs. Mandelbaum and Underberg each has extensive legal experience. Messrs. DiBenedetto and Roth and Ms. Silverstein have extensive capital markets experience. Our Board greatly benefits from this robust and diverse set of abilities, skills and experience. For more detail concerning the experience of the members of our Board of Directors, please refer to the biographies of the members that are set forth above.

Leadership Structure

Currently, our Chairman of the Board, Steven Roth, also serves as our Chief Executive Officer. While our Board has determined that a majority of its members are independent for purposes of the listed company standards under the rules and regulations of the NYSE, we do not have an independent lead director. Our Board has determined that this leadership structure is appropriate in light of the circumstances affecting the Company, including its current activities and business strategy. Accordingly, the Board believes it has the best individual serving both roles.

The Board’s Role in Risk Oversight

While risk management is primarily the responsibility of the Company’s senior management team, the Board of Directors is responsible for the overall supervision of the Company’s risk management activities. The Board’s oversight of the material risks faced by our Company occurs at both the full Board level and at the committee level. The Board’s role in the Company’s risk oversight process includes regularly receiving reports from members of senior management on areas of material risk to the Company, including operational, financial, legal and regulatory, strategic and reputational risks. The full Board (or the appropriate committee in the case of risks that are under the purview of a particular committee) receives these reports from the appropriate “risk owner” within the organization or in connection with other management-prepared assessments of risk to enable it to understand our risk identification, risk management and risk mitigation strategies. By “risk owner,” we mean that person or group of persons who is or are primarily responsible for overseeing a particular risk. As part of its charter, the Audit Committee discusses our policies with respect to risk assessment and risk management and reports to the full Board its conclusions as a partial basis for further discussion by the full Board. This enables the Board and the applicable committees to coordinate the risk oversight role, particularly with respect to risk interrelationships.

Attendance at Annual Meetings of Stockholders

All of our then serving directors were present at the 2015 Annual Meeting of Stockholders. We do not have a policy with regard to directors’ attendance at Annual Meetings of Stockholders.

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Persons wishing to contact the independent members of the Board should call (866) 233-4238. A recording of each phone call will be forwarded to one independent member of the Board who sits on the Audit Committee as well as to two members of management who may respond to any such call if a return number is provided. This means of contact should not be used for solicitations or communications with us of a general nature. Information on how to contact us generally is available on our website (www.alx-inc.com).

PRINCIPAL SECURITY HOLDERS

The following table sets forth the number of Shares beneficially owned, as of March 21, 2016, by (i) each person who holds more than a 5% interest in the Company, (ii) directors of the Company, (iii) named executive officers of the Company and (iv) the directors and executive officers of the Company as a group.

Name of Beneficial Owner	Address of Beneficial Owner	Number of Shares Beneficially Owned(1)	Percent of All Shares (1)(2)
Named Executive Officers and Directors
Steven Roth(3)	(4)	918,635	17.99%
Russell B. Wight, Jr.(3)(5)	(4)	971,659	19.03%
David Mandelbaum(3)	(4)	963,196	18.86%
Joseph Macnow	(4)	4,586	*
Neil Underberg	(4)	1,673	*
Dr. Richard R. West	(4)	1,191	*
Arthur I. Sonnenblick	(4)	960	*
Thomas R. DiBenedetto	(4)	891	*
Wendy A. Silverstein	(4)	644	*
All executive officers and directors as a group (nine persons)	(4)	1,354,299	26.49%
Other Beneficial Owners
Vornado Realty Trust(6)	(4)	1,654,068	32.39%
Interstate Properties(3)(6)	(4)	754,568	14.78%
Franklin Mutual Advisers, LLC(7)	101 John F. Kennedy Parkway Short Hills, NJ 07078	396,051	7.76%
The Vanguard Group(8)	100 Vanguard Blvd. Malvern, PA 19355	332,992	6.52%
Ronald Baron, Baron Capital	767 Fifth Avenue	244,416	4.79%
Group, Inc., BAMCO, Inc., Baron Capital Management, Inc.(9)	New York, NY 10153

*	Less than 1%.

(1)	Unless otherwise indicated, each person is the direct owner of, and has sole voting power and sole investment power with respect to, such Shares. Numbers and percentages in the table are based on 5,106,196 Shares outstanding as of March 21, 2016. Shares owned by each of Messrs. Roth, Wight, Mandelbaum, DiBenedetto, Underberg, West and Sonnenblick include 891 Deferred Stock Units (as defined below) that were granted to each of them in their capacity as directors. All shares owned by Ms. Silverstein represent Deferred Stock Units that were granted to her in her capacity as director. Shares owned by all executive officers and directors as a group, include an aggregate of 6,881 Deferred Stock Units. “Deferred Stock Units” are units of equity that are fully vested on the date of grant and are convertible into our Shares on a one-for-one basis; however, the Deferred Stock Units may not be converted into Shares or transferred until the departure of the applicable director from our Board. Dividends are payable on Deferred Stock Units.

(2)	The total number of Shares outstanding used in calculating this percentage assumes that all Shares that each person has the right to acquire within 60 days of the record date, pursuant to the conversion (upon departure from the Board of Directors) of Deferred Stock Units, are deemed to be outstanding, but are not deemed to be outstanding for the purpose of computing the ownership percentage of any other person.

(3)	Interstate, a partnership of which Messrs. Roth, Wight and Mandelbaum are the general partners, owns 754,568 Shares. These Shares are included in the number of Shares and the percentage of all Shares of Interstate, Messrs. Roth, Wight and Mandelbaum. These persons share investment power and voting power with respect to these Shares.

(4)	The address of such person(s) is c/o Alexander’s, Inc., 210 Route 4 East, Paramus, New Jersey 07652.

(5)	Includes 6,200 Shares owned by the Wight Foundation, over which Mr. Wight holds sole voting power and sole investment power. Does not include 2,758 Shares owned by Mr. Wight’s children or 500 Shares owned by Mr. Wight’s spouse. Mr. Wight disclaims any beneficial interest in these Shares.

(6)	Interstate owns approximately 3% of the common shares of beneficial interest of Vornado. Interstate and its three general partners (Messrs. Roth, Mandelbaum and Wight, who are all directors of the Company and trustees of Vornado) own, in the aggregate, approximately 7% of the common shares of beneficial interest of Vornado. Interstate, its three general partners and Vornado own, in the aggregate, approximately 59% of the outstanding Shares of the Company. See “Certain Relationships and Related Transactions.”

(7)	Based on Amendment No. 15 to a Schedule 13G filed on January 28, 2016, Franklin Mutual Advisers, LLC has the sole power to vote or to direct the vote of, and the sole power to dispose or to direct the disposition of, these Shares

(8)	Based on Amendment No. 4 to a Schedule 13G filed on February 10, 2016, The Vanguard Group has the sole power to vote or direct the vote of 8,197 Shares, shared power to vote or direct the vote of 1,883 Shares, sole power to dispose or direct the disposition of 325,874 Shares and shared power to dispose or direct the disposition of 7,118 Shares.

(9)	Based on Amendment No. 14 to a Schedule 13G filed on February 16, 2016 Ronald Baron owns these Shares individually and in his capacity as a controlling person of Baron Capital Group, Inc., BAMCO, Inc. and Baron Capital Management, Inc.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the SEC reports of ownership of, and transactions in, our equity securities. Such directors, executive officers and 10% stockholders are also required to furnish us with copies of all Section 16(a) reports they file.

Based solely on a review of the Forms 3, 4 and 5, and any amendments thereto, furnished to us, and on written representations from certain reporting persons, we believe there were no late filings under Section 16(a) by our directors, executive officers and 10% stockholders during 2015.

COMPENSATION DISCUSSION AND ANALYSIS

The Compensation Committee is responsible for decisions concerning the performance and compensation of our executive officers and administering our equity-based plans.

Overview of Compensation Philosophy and Program

We are managed by, and our properties are leased and developed by, Vornado, pursuant to agreements, which expire in March of each year, and are automatically renewable. We do not pay cash compensation to any of Vornado’s executive officers for services rendered. In lieu of cash compensation and to align their interests with those of our stockholders, our Board has historically determined to compensate our executive officers for their services to us only with equity-based compensation although we have not made any such awards in several years. As of the date of this Proxy Statement, there are no equity-based awards outstanding under our Omnibus Stock Plan to our executive officers (other than in their capacity as directors).

Cash Compensation

None of our executive officers receives a salary or bonus or is otherwise compensated by the Company except Mr. Roth in his capacity as a director.

Equity Compensation

We adopted our current Omnibus Stock Plan (the “Plan”) in 2006 with the approval of our stockholders. Under the Plan, the Compensation Committee has the authority to grant to members of our management or Board options, restricted shares or units, stock appreciation rights, Deferred Stock Units and other equity-based compensation. In 2015, no equity-based compensation awards were granted to our executive officers (other than Mr. Roth in his capacity as a director). As of the date of this Proxy Statement, there are no equity-based awards outstanding under the Plan to our executive officers (other than Mr. Roth in his capacity as a director).

To the extent that equity-based awards are granted, grants are effective as of the date of approval by our Compensation Committee at the average of the high and low price of our Shares on the New York Stock Exchange on that date. The Company accounts for all stock-based compensation in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718—Stock Compensation (“FASB ASC Topic 718”).

Role of Compensation Consultants

From time to time, we and the Compensation Committee consult with one or more executive compensation experts, and consider the compensation levels of other companies in our industry and other industries that compete for the same talent. Our compensation consultants did not participate in current year compensation decisions.

Employment Agreements, Change of Control and Severance Arrangements

There are no employment contracts or severance or change of control arrangements with any of our officers.

Stock Ownership Guidelines

As our senior executives generally have significant direct or indirect personal stakes in our equity, we have not established any policy regarding security ownership by management. In accordance with Federal securities law, we prohibit short sales by our officers of our equity securities.

2014 Non-binding Advisory Vote on Executive Compensation

At our 2014 Annual Meeting of Stockholders, our stockholders approved our non-binding advisory proposal on executive compensation by the affirmative vote of more than 99% of the shares cast on the proposal. The Compensation Committee believes that this result affirms our stockholders’ support of the Company’s approach to executive compensation. The Compensation Committee will continue to consider the level of stockholder approval to the Company’s advisory proposal on executive compensation when making future compensation decisions for our executive officers. The Company will next hold a non-binding advisory vote on executive compensation at its 2017 Annual Meeting of Stockholders, in accordance with stockholders’ approval at our 2011 Annual Meeting to hold advisory votes on executive compensation every three years.

Tax Deductibility of Compensation

Section 162(m) of the Internal Revenue Code, as amended (“Section 162(m)”) provides that, in general, publicly traded companies may not deduct, in any taxable year, compensation in excess of $1,000,000 paid to such companies’ chief executive officer and other most highly-compensated executive officers as of the end of any fiscal year which is not “performance based,” as defined in Section 162(m). We and the Compensation Committee believe that it is in the best interests of the Company and its stockholders to comply with the limitations of Section 162(m) to the extent practicable and consistent with retaining, attracting and motivating the Company’s executive officers. However, to maintain flexibility in compensating executive officers in a manner designed to promote the goals of the Company and its stockholders, we have not adopted a policy that all executive compensation must be deductible. The limitations of Section 162(m) did not apply to the compensation we paid in recent years.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

The Compensation Committee of the Board of Directors of Alexander’s, Inc. (the “Company”) has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K of the Securities and Exchange Commission with management and, based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Proxy Statement.

The Compensation Committee of the Board of

Directors:

DR. RICHARD R. WEST

THOMAS R. DIBENEDETTO

EXECUTIVE COMPENSATION

Except for fees and equity awards received by Mr. Roth in his capacity as a director of the Company, the Company’s Chief Executive Officer and Chief Financial Officer (such persons being all of the Company’s executive officers during 2015) have not received compensation from, or on behalf of, the Company for services rendered as part of their duties as executives in 2015, 2014 and 2013. As of December 31, 2015 and as of the date of this Proxy Statement, our executive officers are Steven Roth, Chief Executive Officer and Joseph Macnow, Executive Vice President and Chief Financial Officer.

The following table sets forth the compensation earned by the Company’s Chief Executive Officer and Chief Financial Officer for 2015, 2014 and 2013 (the “Covered Executives”). Biographical information for our executive officers is available in Part III to our Form 10-K for the year ended 2015, as filed with the SEC.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Equity Awards ($)(1)	All Other Compensation($)(2)	Total ($)
Steven Roth Chairman, Chief Executive Officer (Principal Executive Officer)	2015 2014 2013	— — —	56,250 56,250 56,250	93,242 88,917 76,385	149,492 145,167 132,635

Joseph Macnow Executive Vice President and Chief Financial Officer (Principal Financial Officer)	2015 2014 2013	— — —	— — —	— — —	— — —

(1)	The amounts presented in this column represent the grant date fair value of equity awards (calculated pursuant to FASB ASC Topic 718) granted to an executive for service as a member of the Company’s Board of Directors. The grant date fair value is the amount expensed in our consolidated financial statements. These amounts differ from the market value of the awards, which are based on the market price of our Shares on the date of grant, due to restrictions on transferability of the awards. For additional information, refer to footnote 9 of our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2015, as filed with the SEC.

(2)	Amounts in this column reflect the annual retainers and meeting fees paid to an executive for service as a member of the Company’s Board of Directors and dividends paid on Deferred Stock Units. See “Compensation of Directors.”

Grants of Plan-Based Awards in 2015

In 2015, there were no grants of plan-based awards to our Covered Executives, except for awards granted to them in their capacity as directors.

On May 21, 2015, each of our continuing directors (including Mr. Roth) was granted 176 Deferred Stock Units. The Deferred Stock Units fully vested on the date of grant and are convertible into Shares on a one-for-one basis; however, the Deferred Stock Units may not be converted into Shares or transferred until the departure of the applicable director from our Board.

The following table lists all grants of plan-based awards to the Covered Executives (in Mr. Roth’s capacity as a director) made in 2015 and their grant date fair value.

Name	Grant Date	All Other Share/Unit Awards: Number of Deferred Stock Units (#)	Grant Date Fair Value of Awards ($)(1)
Steven Roth	5/21/15	176	56,250
Joseph Macnow	—	—	—

(1)	The amount presented in this column represents the grant date fair value of equity awards (calculated pursuant to FASB ASC Topic 718). The grant date fair value is the amount expensed in our consolidated financial statements. These amounts differ from the market value of the awards, which are based on the market price of our Shares on the date of grant, due to restrictions on transferability of the awards. For additional information, refer to footnote 9 of our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2015, as filed with the SEC.

Outstanding Equity Awards at 2015 Year-End

As of December 31, 2015 and as of the date of this Proxy Statement, our Covered Executives had no outstanding equity-based awards other than awards granted to Mr. Roth in his capacity as a director.

Deferred Compensation

The following table summarizes the contributions, earnings, withdrawals and balance for the Covered Executives for and at year-end 2015 in their capacity as directors:

Non-Qualified Deferred Compensation

Name	Type of Deferred Compensation Plan	Registrant Contributions in Last Fiscal Year ($)(1)	Aggregate Earnings (Loss) in Last Fiscal Year ($)(2)	Aggregate Withdrawals / Distributions	Aggregate Balance at 12/31/15 ($)(3)
Steven Roth	Deferred Stock Units	75,328	(77,425)	—	374,061
Joseph Macnow	—	—	—	—	—

(1)	Amounts in this column represent the market value of equity awards, on the date of grant, granted to an executive for service as a member of the Company’s Board of Directors. These amounts differ from the fair value of the awards of $56,250 (calculated pursuant to FASB ASC Topic 718) which are impacted by restrictions on transferability of the awards. For each Covered Executive, the fair value of these awards is reported in the Summary Compensation and Director Compensation tables.

(2)	The amount in this column primarily represents the increase (decrease) in the market value of Deferred Stock Units outstanding through December 31, 2015.

(3)	Amounts in this column represent the market value of Deferred Stock Units outstanding. Dividends are payable on Deferred Stock Units.

Compensation and Risk

The Compensation Committee is of the opinion that our executive compensation program is not reasonably likely to have a material adverse effect on the Company’s risk management or create incentives that could lead to excessive or inappropriate risk taking by our employees.

The following table summarizes the status of the Company’s equity compensation plan at January 31, 2016.

Equity Compensation Plan Information

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	6,881	N/A	887,859
Equity compensation plans not approved by security holders	N/A	N/A	N/A

Total	6,881	—	887,859

Compensation of Directors

The Company’s directors receive the following compensation: (1) an annual cash retainer of $75,000; (2) an annual equity grant having a market value equal to approximately $75,000 on the date of grant (without regard to the impact of transfer restrictions); (3) an annual cash retainer for the Chair of the Audit Committee of $15,000; (4) an annual cash retainer for each member of the Audit Committee (other than the Chair) of $10,000; (5) an annual cash retainer for the Chair of any other Board committee (other than the Executive Committee) of $10,000; (6) an annual cash retainer for a member of each such other committee of $5,000; and (7) a meeting fee for each Board or committee meeting of $1,000. The annual equity grant is in the form of Deferred Stock Units. In 2015, each Director received 176 Deferred Stock Units. In addition, Ms. Silverstein received 468 Deferred Stock Units in 2015 as an initial grant in connection with her becoming a member of the Board on April 1, 2015. Deferred Stock Units vest on the date of grant and are convertible on a one-for-one basis into Shares, but may not be converted into Shares or transferred until the departure of the applicable Director from our Board. Dividends are payable on Deferred Stock Units. The following table sets forth the compensation for the members of the Company’s Board of Directors for 2015.

Name	Fees Earned or Paid in Cash ($)	Equity Awards ($)(1)	All Other Compensation ($)(2)	Fees Earned or Paid in Cash and Total Compensation ($)(3)
Steven Roth	82,000	56,250	11,242	149,492
Thomas R. DiBenedetto	100,000	56,250	11,242	167,492
David Mandelbaum	81,000	56,250	11,242	148,492
Wendy A. Silverstein	60,250	206,250	4,508	271,008
Arthur I. Sonnenblick	96,000	56,250	11,242	163,492
Neil Underberg	82,000	56,250	11,242	149,492
Richard R. West	111,000	56,250	11,242	178,492
Russell B. Wight, Jr.	82,000	56,250	11,242	149,492

(1)	The amounts presented in this column represent the grant date fair value of equity awards (calculated pursuant to FASB ASC Topic 718) granted in 2015. The grant date fair value is the amount expensed in our consolidated financial statements. These amounts differ from that set forth in the introductory paragraph above, which is based on the market price of our Shares on the date of grant, due to restrictions on transferability of the awards. For additional information, refer to footnote 9 of our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2015, as filed with the SEC. For information concerning the aggregate equity awarded to our Directors under our Omnibus Stock Plan, please see Note 1 to the Principal Security Holders’ Table.

(2)	The amounts presented in this column represent the dividends paid on Deferred Stock Units.

(3)	Fees paid and awards granted to Mr. Roth are also reflected in the Summary Compensation Table.

Compensation Committee Interlocks and Insider Participation

The Company has a Compensation Committee consisting of Dr. West and Mr. DiBenedetto. There are no interlocking relationships involving the Company’s Board, which require disclosure under the executive compensation rules of the SEC.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Review and Approval of Related Person Transactions

We review all relationships and transactions in which the Company and our significant stockholders, directors and our executive officers or their respective immediate family members are participants to determine whether such persons have a direct or indirect material interest. The Company’s legal and financial staff are primarily responsible for the development and implementation of processes and controls to obtain information from our significant stockholders, directors and our executive officers with respect to related-person transactions and for then determining, based on the facts and circumstances, whether the Company or a related person has a direct or indirect material interest in the transaction. As required under SEC rules, transactions that are determined to be directly or indirectly material to the Company or a related person are disclosed in our Proxy Statement. In addition, our Audit Committee reviews and approves or ratifies any related-person transaction that is required to be disclosed. The Committee, in the course of its review of a disclosable related-party transaction, considers: (1) the nature of the related person’s interest in the transaction; (2) the material terms of the transaction; (3) the importance of the transaction to the related person; (4) the importance of the transaction to the Company; (5) whether the transaction would impair the judgment of a director or executive officer to act in the best interest of the Company; and (6) any other matters the Committee deems appropriate.

Relationship with Vornado

At March 21, 2016, Vornado owned approximately 32% of the Company’s outstanding Shares. We are managed by, and our properties are leased and developed by, Vornado, pursuant to the agreements described below, which expire in March of each year and are automatically renewable.

Steven Roth is the Chairman of the Board, Chief Executive Officer and a director of the Company, the Managing General Partner of Interstate, the Chairman of the Board of Trustees of Vornado and its Chief Executive Officer. At March 21, 2016, Mr. Roth, Interstate and its two other general partners, David Mandelbaum and Russell B. Wight, Jr. (who are also directors of the Company and trustees of Vornado) owned, in the aggregate, approximately 26% of the outstanding Shares of the Company, and approximately 7% of the outstanding common shares of beneficial interest of Vornado. Joseph Macnow, our Executive Vice President and Chief Financial Officer, is the Executive Vice President—Finance and Chief Administrative Officer of Vornado. Stephen W. Theriot, our Assistant Treasurer, is the Chief Financial Officer of Vornado. Wendy A. Silverstein, a director of the Company, was Executive Vice President—Co-Head of Capital Markets and Acquisitions of Vornado until April 1, 2015.

Management and Development Agreements

Pursuant to our management and development agreement with Vornado, we pay Vornado an annual management fee equal to the sum of (i) $2,800,000, (ii) 2% of gross revenue from the Rego Park II shopping center, (iii) $0.50 per square foot of the tenant-occupied office and retail space at 731 Lexington Avenue and (iv) $289,000, escalating at 3% per annum, for managing the common area of 731 Lexington Avenue.

In addition, Vornado is entitled to a development fee of 6% of development costs, as defined.

Leasing Agreements

Vornado also provides us with leasing services for a fee of 3% of rent for the first ten years of a lease term, 2% of rent for the eleventh through the twentieth year of a lease term, and 1% of rent for the twenty-first through thirtieth year of a lease term, subject to the payment of rents by tenants. In the event third-party real estate brokers are used, the fees to Vornado increase by 1% and Vornado is responsible for the fees to the third-party real estate brokers. Vornado is also entitled to a commission upon the sale of any of our assets equal to 3% of gross proceeds, as defined, for asset sales less than $50,000,000 and 1% of gross proceeds, as defined, for asset sales of $50,000,000 or more.

Other Agreements

We also have agreements with Building Maintenance Services, a wholly owned subsidiary of Vornado, to supervise (i) cleaning, engineering and security services at our Lexington Avenue property and (ii) security services at our Rego Park I and Rego Park II properties.

During the year ended December 31, 2015, we incurred $2,800,000 in management fees, $2,435,000 in development fees, $2,950,000 in leasing fees and $3,641,000 in property management and other fees under our agreements with Vornado. At December 31, 2015, we owed Vornado $5,795,000 for development fees; $283,000 for management, property management and cleaning fees; and $2,473,000 for leasing fees.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee’s purposes are to (i) assist the Board of Directors (the “Board of Directors” or the “Board”) of Alexander’s, Inc. (the “Company”) in its oversight of (a) the integrity of the Company’s consolidated financial statements, (b) the Company’s compliance with legal and regulatory requirements, (c) the independent registered public accounting firm’s qualifications and independence, and (d) the performance of the independent registered public accounting firm and the Company’s internal audit function; and (ii) prepare an Audit Committee report as required by the Securities and Exchange Commission (the “SEC”) for inclusion in the Company’s annual Proxy Statement. The function of the Audit Committee is oversight. The Board, in its business judgment, has determined that all members of the Audit Committee are “independent” as required by the applicable listing standards of the New York Stock Exchange (the “NYSE”), as currently in effect, and in accordance with the rules and regulations promulgated by the SEC. The Board has also determined that each member of the Audit Committee is financially literate and has accounting or related financial management expertise, as such qualifications are defined under the rules of the NYSE and that Dr. West is an “audit committee financial expert” within the meaning of the rules of the SEC. The Audit Committee operates pursuant to an Audit Committee Charter.

Management is responsible for the preparation, presentation and integrity of the Company’s financial statements and for the establishment and effectiveness of internal control over financial reporting, and for maintaining appropriate accounting and financial reporting principles and internal controls and procedures that provide for compliance with accounting standards and applicable laws and regulations. The independent registered public accounting firm, Deloitte & Touche LLP, is responsible for planning and carrying out a proper audit of the Company’s annual consolidated financial statements and the effectiveness of our internal control over financial reporting in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”), expressing opinions as to the conformity of such consolidated financial statements with accounting principles generally accepted in the United States of America and as to the effectiveness of our internal control over financial reporting.

In performing its oversight role, the Audit Committee has reviewed and discussed the audited consolidated financial statements with management and the independent registered public accounting firm. The Audit Committee has also discussed with the independent registered public accounting firm the matters required to be discussed by PCAOB Auditing Standard No. 16, Communications with Audit Committees, which supersedes AU380. The Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by PCAOB Ethics and Independence Rules 3526, Communication with Audit Committees Concerning Independence. The Audit Committee has also discussed with the independent registered public accounting firm its independence. The independent registered public accounting firm has free access to the Audit Committee to discuss any matters it deems appropriate.

Based on the reports and discussions described in the preceding paragraph, and subject to the limitations on the role and responsibilities of the Audit Committee referred to below and in the Audit Committee Charter in effect during 2015, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2015.

Members of the Audit Committee rely without independent verification on the information provided to them and on the representations made by management and the independent registered public accounting firm. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of the Company’s consolidated financial statements has been carried out in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States), that the consolidated financial statements are presented in accordance with accounting principles generally accepted in the United States of America or that Deloitte & Touche LLP is in fact “independent” or the effectiveness of the Company’s internal controls.

DR. RICHARD R. WEST

THOMAS R. DIBENEDETTO

ARTHUR I. SONNENBLICK

PROPOSAL 2: TO APPROVE THE 2016 OMNIBUS STOCK PLAN

The Board is asking the Company’s stockholders to approve the 2016 Omnibus Stock Plan of Alexander’s, Inc. (the “2016 Omnibus Stock Plan,” the “2016 Plan” or the “Plan”). The 2016 Omnibus Stock Plan is intended to supersede and replace the Company’s 2006 Omnibus Stock Plan (the “2006 Plan”) currently in effect and the allocation of shares thereunder. If the Plan is approved, upon such approval, no additional awards will be made under the 2006 Plan but the terms and conditions of any outstanding awards granted under the 2006 Plan will not be affected. If the 2016 Plan is not approved by stockholders, the 2006 Plan will remain in full force and effect in accordance with its terms and conditions.

The Board and the Compensation Committee have determined that it is in the best interests of the Company and its stockholders to adopt the 2016 Plan. Therefore, the Board urges you to vote to approve the 2016 Plan. Approval of the adoption of the Plan requires the affirmative vote of a majority of the outstanding shares of Common Stock, par value $1.00 per share, of the Company (the “Shares”) represented and entitled to vote at the Annual Meeting.

A copy of the full text of the 2016 Plan is attached as Annex B to this proxy statement and the summary below of the 2016 Plan is qualified in its entirety by reference to the text of the 2016 Plan.

SUMMARY OF THE 2016 OMNIBUS STOCK PLAN

Purpose

The purpose of the Company’s 2016 Omnibus Stock Plan is to promote the financial interests of the Company by encouraging employees, officers and non-employee directors of the Company and its subsidiaries, employees and non-employee directors or trustees of Vornado and its subsidiaries or any other person or entity providing services to the Company as may be designated by the Committee (as defined below) from time to time (collectively “Eligible Persons”) to acquire an equity-related interest in the Company, thereby enhancing its ability to attract and retain persons of outstanding ability and providing such persons with a way to acquire or increase their proprietary interest in the Company’s success, and aligning their interests with those of the stockholders of the Company.

Overview

Under the Plan, Eligible Persons may be granted awards of stock options, stock appreciation rights, performance share awards, restricted share awards and other share-based awards (the “Awards”). Awards may provide the Participant (as defined below) with dividends or dividend equivalents, and performance share awards, restricted share awards and other share-based awards granted in the form of Shares may provide the Participant with voting rights prior to vesting (whether based on a period of time or based on attainment of specified performance conditions), in each case as set forth in the applicable award agreement. These Awards include equity awards intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Internal Revenue Code, as amended (the “Code”). The Plan will be administered by a Committee, which will be authorized to select Eligible Persons to receive Awards, determine the type of Awards to be made, determine the number of Shares (as defined below) or share units subject to any Award and the other terms and conditions of such Awards.

Shares Available for Grant Under the Plan

Subject to adjustment (as described below), the number of Shares that will be available for issuance under the Plan will not exceed 500,000. Awards granted under the Plan will reduce the available Shares under the Plan by the number of Shares with respect to which the Awards are made; provided that Shares subject to an Award that expires unexercised, or that are forfeited, terminated or canceled, in whole or in part, will again be available for grant under the Plan; and, provided, further, that an Award that may be settled only in cash will not reduce the available Shares under the Plan. No Participant who is an employee or officer of the Company, Vornado or any of their respective subsidiaries will be granted during any one year period, options to purchase Shares and stock appreciation rights with respect to more than 500,000 Shares in the aggregate or any other Awards with respect to more than 500,000 Shares in the aggregate, subject to adjustment as provided in the Plan. No Participant who is a non-employee director of the Company, Vornado or any of their respective subsidiaries will be granted during any one year period, options to purchase Shares and stock appreciation rights with respect to more than 500,000 Shares in the aggregate or any other Awards with respect to more than 500,000 Shares in the aggregate, subject to adjustment as provided in the Plan. Notwithstanding anything to the contrary contained in the Plan, Shares subject to an Award under the Plan will not again be made available for issuance or delivery under the Plan if such Shares are (i) Shares tendered in payment of an option, (ii) Shares delivered or withheld by the Company to satisfy any tax withholding obligation, or (iii) Shares covered by a stock-settled stock appreciation right or other Awards that were not issued upon the settlement of the Award. The Shares issued under the Plan may be authorized and unissued Shares or treasury Shares, as the Company may from time to time determine.

Administration

The Plan will be administered by the Compensation Committee of the Board or by such other committee comprised of no fewer than two members of the Board as may be selected by the Board from time to time (in each case, the “Committee”). Unless otherwise determined by the Committee, each member of the Committee will be a member of the Board, and the Committee will meet the requirements of Section 162(m) of the Code and Section 16b-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and all other applicable rules and regulations, including any “independence” requirements under any applicable stock exchange (in each case as amended or superseded from time to time); provided, however, that if any Committee member is found not to have met the qualification requirements of Section 162(m) of the Code or Section 16(b) of the Exchange Act, any actions taken or Awards granted by the Committee will not be invalidated by such failure to so qualify. A majority of the Committee will constitute a quorum, and the acts of a majority will be the acts of the Committee.

Subject to the provisions of the Plan, the Committee will select the Eligible Persons who will be participants in the Plan (the “Participants”). The Committee will determine the type of Awards to be made to Participants and determine the Shares or share units subject to Awards, and have the authority to interpret the Plan, to establish, amend, and rescind any rules and regulations relating to the Plan, to determine the terms (including, without limitation, the exercise price and vesting provisions) and provisions of any award agreements entered into under the Plan and to make all other determinations necessary or advisable for the administration of the Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award in the manner and to the extent it deems desirable to carry it into effect. The determinations of the Committee in its administration of the Plan will be final, conclusive and binding on the Company and the Participants.

Notwithstanding anything to the contrary contained in the Plan, the Committee may, in its sole discretion, at any time and from time to time, grant Awards or administer the Plan. The Committee’s determinations under the Plan need not be uniform and may be made by it selectively among Eligible Persons who are eligible to receive, or actually receive, Awards. Without limiting the generality of the foregoing, the Committee will be entitled to make non-uniform and selective determinations, amendments and adjustments, and to enter into non-uniform and selective award agreements.

Estimate of Benefits

Because Awards under the Plan are made on a discretionary basis by the Committee, it is not possible to determine the benefits that will be received by any individual Participant or group of Participants in the future. Each officer or director of the Company could be granted Awards under the Plan. Information on our most recent equity awards to officers and directors is set forth under “Executive Compensation” and under “Compensation of Directors,” respectively.

Adjustment of and Changes in Shares

In the event of any change in the outstanding Shares by reason of any share dividend or split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split up, spinoff, combination or exchange of Shares or other corporate change, or any distributions to the Company’s stockholders other than regular cash dividends, the Committee will make such substitution or adjustment, if any, as it deems to be equitable, as to the number or kind of Shares or other securities issued or reserved for issuance pursuant to the Plan and to outstanding Awards; except that the Committee will not be required to make any such substitution or adjustment that would cause an Award to fail to satisfy the conditions of an applicable exception from the requirements of Section 409A of the Code or otherwise to violate the applicable requirements thereof.

Except in connection with a corporate transaction involving the Company, the terms of outstanding Awards may not be amended, without stockholder approval, to reduce the exercise price of outstanding options or stock appreciation rights, or to cancel outstanding options or stock appreciation rights in exchange for (i) cash or other property, (ii) options or stock appreciation rights with an exercise price that is less than the exercise price of the original options or stock appreciation rights or (iii) other Awards.

Eligibility

All Eligible Persons who have demonstrated significant management potential or who have the capacity for contributing in a substantial measure to the successful performance of the Company, as determined by the Committee, will be eligible to be Participants in the Plan. There are approximately 20 Eligible Persons who may receive grants under the 2016 Omnibus Plan.

Transfer Restrictions

The Awards will not be assignable or transferable except by will or the laws of descent and distribution, and no right or interest of any Participant will be subject to any lien, obligation or liability of the Participant. Notwithstanding the foregoing, the Committee may determine, at the time of grant or thereafter, that an Award (other than stock options intended to be incentive stock options within the meaning of Section 422 of the Code) is transferable by the Participant to such Participant’s immediate family members (or trusts, partnerships, or limited liability companies established for such immediate family members). Such transferees may transfer an Award only by will or the laws of descent or distribution. An Award transferred pursuant to the Plan will remain subject to the provisions of the Plan and the applicable award agreement, and will be subject to such other rules as the Committee will determine. Upon transfer of a stock option, any related stock appreciation right will be canceled. Except in the case of a holder’s incapacity, an Award will be exercisable only by the holder thereof.

Effective Date; Term; Amendment and Termination

The Plan will become effective on May 19, 2016, subject to the approval of the Company’s stockholders at the Company’s 2016 Annual Meeting. If such approval is not obtained, the Plan and any Awards made thereunder will be void ab initio. Subject to earlier termination (as described below), the Plan will have a term of 10 years from its effective date; provided, however, that all Awards made under the Plan before its termination, and the Committee’s authority to administer the terms of such Awards, will remain in effect until such Awards have been satisfied or terminated in accordance with the terms and provisions of the Plan and the applicable award agreements; provided, further, that no Awards (other than a stock option or stock appreciation right) that are intended by the Committee to be “performance based compensation” under Section 162(m) of the Code will be granted on or after the first stockholder meeting that occurs in the fifth year following the year in which the Company’s stockholders previously approved the performance criteria (as described below) unless the performance criteria are reapproved (or other designated performance criteria are approved) by the Company’s stockholders on or before such stockholder meeting.

The Committee may amend or terminate the Plan or any portion of the Plan from time to time, provided that (i) no amendment will be made that materially and adversely alters or impairs the rights of a Participant with respect to any Award previously made under the Plan without the consent of the holder thereof and (ii) no amendment will be made without stockholder approval if such amendment (a) would increase the maximum aggregate number of Shares that may be issued under the Plan (other than pursuant to the adjustment provisions contained therein), (b) would materially modify the requirements for participation in the Plan, (c) would result in a material increase in the benefits accrued to Participants under the Plan, (d) would reduce the exercise price of outstanding stock options or stock appreciation rights or cancel outstanding stock options or stock appreciation rights in exchange for cash, other Awards or stock options or stock appreciation rights with an exercise price that is less than the exercise price of the original stock options or stock appreciation rights (other than pursuant to adjustment provisions contained in the Plan) or (e) requires stockholder approval to comply with any applicable laws, regulations or rules, including the rules of a securities exchange or self-regulatory agency.

Types of Awards

Each Award under the Plan will be evidenced by an award agreement setting forth the terms and conditions, as determined by the Committee, which will apply to such Award, in addition to the terms and conditions specified in the Plan. The Committee may specify in an award agreement that the Participant’s rights, payments and benefits with respect to an Award will be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain events, in addition to applicable vesting conditions of an Award or such other provisions that the Committee determines in its sole discretion to be appropriate. Such events may include, without limitation, breach of non-competition, non-solicitation, confidentiality, or other restrictive covenants that are contained in the award agreement or otherwise applicable to the Participant, a termination of the Participant’s employment for “cause” (as defined in an employment agreement or Company policy applicable to the Participant), or other conduct by the Participant that is detrimental to the business or reputation of the Company, Vornado and/or each of their respective subsidiaries or affiliates.

Stock Options

Stock options may be either incentive stock options or nonqualified stock options; provided that only employees of the Company and its “parent corporations” and “subsidiary corporations” within the meaning of Section 424 of the Code will be eligible to be granted incentive stock options. The terms of any incentive stock options will comply with the provisions of Section 422 of the Code. The Committee will establish the option price at the time each stock option is granted, which price will not be less than 100% of the Fair Market Value (as defined below) of the Shares on the date of grant. Stock options will be exercisable for such period as specified by the Committee, but in no event may options be exercisable more than ten years after their date of grant.

The option price of each Share as to which a stock option is exercised will be paid in full at the time of such exercise. Except as set forth in the applicable award agreement, such payment will be made (i) in cash, (ii) by tender of unrestricted Shares owned by the Participant (valued at Fair Market Value as of the date of exercise), (iii) by withholding by the Company of Shares subject to the stock option or a “cashless” exercise program established with a broker (valued at Fair Market Value as of the date of exercise) or (iv) in such other consideration or by such other mechanism as the Committee deems appropriate, or by a combination of any of the foregoing.

For purposes of the Plan, unless determined as otherwise specified in the Plan, “Fair Market Value” means, (i) with respect to a Share that is granted, the average of the high and the low prices reported for the Shares on the applicable date as reported on the New York Stock Exchange (or another applicable stock exchange), (ii) with respect to a Share that is surrendered or applied towards withholding in connection with exercise, the closing price reported for the Shares on the applicable date as reported on the New York Stock Exchange (or another applicable stock exchange), or (iii) the value as determined in accordance with a valuation methodology approved by the Committee in a manner consistent with Section 409A of the Code. For purposes of the grant of any Award, the applicable date will be the trading day on which the Award is granted or, if the date the Award is granted is not a trading day, the trading day immediately following the date the Award is granted. For purposes of the exercise of any Award, the applicable date is the date a notice of exercise is received by the Company or, if such date is not a trading day, the trading day immediately following the date a notice of exercise is received by the Company. Notwithstanding the foregoing, the Committee may make all determinations necessary or advisable from time to time as the Committee deems appropriate in administering this provision of the Plan.

Upon the grant or exercise of an incentive stock option, no income will be recognized by the optionee for Federal income tax purposes, and the Company will not be entitled to any deduction. If the Shares acquired upon exercise are not disposed of within the one-year period beginning on the date of the transfer of the Shares to the optionee, nor within the two-year period beginning on the date of the grant of the option, any gain or loss realized by the optionee upon the disposition of such Shares will be taxed as capital gain or loss. In such event, no deduction will be allowed to the Company. If the Shares are disposed of within the one-year or two-year periods referred to above, the excess of the Fair Market Value of the Shares on the date of exercise (or, if less, the Fair Market Value on the date of disposition) over the exercise price will be taxable as ordinary income to the optionee at the time of disposition, and the Company will be entitled to a corresponding deduction. The amount by which the Fair Market Value of Shares at the time of exercise of an incentive stock option exceeds the option price will constitute an item of tax preference that subjects the optionee to the alternative minimum tax. Whether the optionee will be subject to such tax depends on the facts and circumstances applicable to the individual.

Upon the grant of a nonqualified option, no income will be realized by the optionee, and the Company will not be entitled to any deduction. Upon the exercise of such an option, the amount by which the Fair Market Value of the Shares at the time of exercise of the option exceeds the exercise price will be taxed as ordinary income to the optionee and the Company will be entitled to a corresponding deduction.

Stock Appreciation Rights

Stock appreciation rights entitle the holder to receive from the Company, upon exercise, an amount equal to the amount by which the Fair Market Value of a Share subject to the stock appreciation right exceeds, on the date of exercise, the grant price, which price may not be less than 100% of the Fair Market Value of Shares subject to such Award on the date of grant of the stock appreciation right. Stock appreciation rights may be granted in tandem with a stock option, in addition to a stock option or may be freestanding and unrelated to a stock option and may not be exercised earlier than six months after grant except in the event of the holder’s death or disability. The Committee is authorized to determine whether a stock appreciation right will be settled in cash, Shares or a combination of cash and Shares.

Upon the grant of a stock appreciation right, no income will be realized by the holder and the Company will not be entitled to any deduction. Upon the exercise of a stock appreciation right, the amount by which the Fair Market Value of the Shares at the time of exercise exceeds the grant price will be taxed as ordinary income to the optionee and the Company and will be entitled to a corresponding deduction.

Performance Shares

Performance share awards consist of a grant of actual Shares or share units having a value equal to an identical number of Shares in amounts determined by the Committee at the time of grant. The performance conditions and the length of the performance period of performance share awards will be determined by the Committee. Performance share awards consisting of share units entitle the holder to receive the value of such units in cash, Shares or a combination thereof based upon performance conditions and over a performance period as determined by the Committee at the time of grant.

In general, at the time of vesting or payment of a performance share award, the holder of the award will recognize ordinary income in the amount of the Fair Market Value of the Shares subject to the award and the Company will be entitled to a corresponding deduction, subject to the provisions of Section 162(m) of the Code.

Restricted Share Awards

Restricted share awards consist of a grant of actual Shares or share units having a value equal to an identical number of Shares. The employment conditions, the length of the period for vesting and the length of any applicable period of deferral of restricted share awards will be established by the Committee at the time of grant. The Committee, in its sole discretion, will determine whether restricted share awards granted in the form of share units will be paid in cash, Shares, or a combination of cash and Shares.

In general, at the time of vesting or payment of a restricted share award, the holder of the award will recognize ordinary income in the amount of the Fair Market Value of the Shares subject to the award and the Company will be entitled to a corresponding deduction.

Other Share-Based Awards

Other share-based awards that are valued in whole or in part by reference to or otherwise based on Shares, may be granted in such form and with such terms and provisions as the Committee determines to be consistent with the interests of the Company and the purpose of the Plan, including, without limitation, shares of any subsidiary or similar interests or securities that are directly or indirectly convertible for Shares or that are otherwise based on or have a value determined by reference to Shares.

Performance-Based Compensation

Notwithstanding anything to the contrary in the Plan, any stock-based awards may, at the discretion of the Committee, be granted in a manner that is intended to be deductible by the Company under Section 162(m) of the Code (a “Performance-Based Award”). In such event, the Committee will follow procedures, in compliance with Section 162(m) of the Code (as amended or superseded from time to time and further subject to applicable law, regulations and guidance).

A Participant’s Performance-Based Award will be determined based on the attainment of written objective performance goals approved by the Committee for a performance period of one year or such other period established by the Committee (i) while the outcome for that performance period is substantially uncertain and (ii) no more than 90 days after the commencement of the performance period to which the performance goal relates or, if less, the number of days which is equal to 25% of the relevant performance period. At the same time as the performance goals are established, the Committee will prescribe a formula to determine the amount of the Performance-Based Award that may be payable based upon the level of attainment of the performance goal during the performance period.

The performance goals will be based on one or more of the following business criteria (either separately or in combination) with regard to the Company (or a subsidiary, division, other operational unit or administrative department of the Company): (i) pre-tax income, (ii) after-tax income, (iii) net income (meaning net income as reflected in the Company’s financial reports for the applicable period, on an aggregate, diluted and/or per share basis), (iv) operating income, (v) cash flow, (vi) earnings per share, (vii) return on equity, (viii) return on invested capital or assets, (ix) cash and/or funds available for distribution, (x) appreciation in the Fair Market Value of Shares, (xi) return on investment, (xii) total return to stockholders, (xiii) net earnings growth, (xiv) stock appreciation (meaning an increase in the price or value of the Shares after the date of grant of an Award and during the applicable period), (xv) related return ratios, (xvi) increase in revenues, (xvii) net earnings, (xviii) changes (or the absence of changes) in the per share or aggregate market price of the Shares, (xix) number of securities sold, (xx) earnings before any one or more of the following items: interest, taxes, depreciation or amortization for the applicable period, as reflected in the Company’s financial reports for the applicable period, (xxi) total revenue growth (meaning the increase in total revenues after the date of grant of an Award and during the applicable period, as reflected in the Company’s financial reports for the applicable period), (xxii) total stockholder return, (xxiii) funds from operations, as determined and reported by the Company in its financial reports, and (xxiv) comparable funds from operations, as determined and reported by the Company in its financial reports.

Performance criteria may be absolute amounts or percentages of amounts or may be relative to the performance of a peer group of the Company, or a combination of any of the foregoing. To the extent applicable, financial terms used in the Plan will have the meaning ascribed to them under Generally Accepted Accounting Principles (“GAAP”) and all determinations will be made in accordance with GAAP, as applied by the Company in the preparation of its periodic reports to stockholders, or alternative industry standards or approaches as determined by the Committee.

In addition, the performance goals may be based upon the attainment of specified levels of Company (or subsidiary, division, other operational unit or administrative department of the Company) performance under one or more of the measures described above relative to the performance of other peer group companies or the historic performance of the Company. To the extent permitted by Section 162(m) of the Code, unless the Committee provides otherwise at the time of establishing the performance goals, for each fiscal year of the Company, the Committee may (i) designate additional business criteria on which the performance goals may be based or (ii) provide for objectively determinable adjustments, modifications or amendments to any of the performance criteria described above for one or more of the items of gain, loss, profit or expense: (a) determined to be extraordinary or unusual in nature or infrequent in occurrence, (b) related to the disposal of a segment of a business, (c) related to a change in accounting principle, (d) related to discontinued operations that do not qualify as a segment of business, and (e) attributable to the business operations of any entity acquired by the Company during the fiscal year.

Following the completion of each performance period, the Committee will have the sole discretion to determine, based on information made available to the Committee by the management of the Company, whether the applicable performance goals have been met with respect to a given Participant and, if they have, will certify and ascertain the amount of the applicable Performance-Based Award. No Performance-Based Awards will be paid for such performance period until such certification is made by the Committee. The amount of the Performance-Based Award actually paid to a given Participant may be less (but not more) than the amount determined by the applicable performance goal formula, at the discretion of the Committee. The amount of the Performance-Based Award determined by the Committee for a performance period will be paid to the Participant at such time as determined by the Committee in its sole discretion, after the end of such performance period.

Section 409A of the Code

The Plan is intended to comply with Section 409A of the Code to the extent applicable, and, accordingly, to the maximum extent permitted, the Plan will be interpreted and administered to be in compliance with Section 409A of the Code. Any payments described in the Plan that are due within the “short-term deferral period” as defined in Section 409A of the Code will not be treated as deferred compensation unless applicable laws require otherwise. Notwithstanding anything to the contrary in the Plan, to the extent required to avoid accelerated taxation and tax penalties under Section 409A of the Code, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six month period immediately following the Participant’s termination of employment will instead be paid on the first payroll date after the six-month anniversary of the Participant’s separation from service (or the Participant’s death, if earlier). Notwithstanding the foregoing, neither the Company nor the Committee will have any obligation to take any action to prevent the assessment of any excise tax or penalty on any Participant under Section 409A of the Code and neither the Company nor the Committee will have any liability to any Participant for such tax or penalty.

Rights as Stockholders

Except as provided above, a Participant will have no rights as a stockholder with respect to any Shares issuable upon exercise of any Award under the Plan until the Participant (or the Participant’s nominee) becomes the holder of record of such Shares and, subject to the adjustment provisions, no adjustment will be made for dividends or distributions or other rights in respect of any Share for which the record date is prior to the date on which the Participant becomes the holder of record thereof.

Choice of Law

The law of the State of New York will govern all questions concerning the construction, validity and interpretation of the Plan, without regard to such state’s conflict of law rules.

The Board of Directors unanimously recommends that you mark your proxy “FOR” the approval of the 2016 Omnibus Stock Plan.

PROPOSAL 3: RATIFICATION OF SELECTION OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has selected Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, the “Deloitte Entities”) as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016. This selection is as a result of a process most recently undertaken in 2008 by which the Audit Committee and management solicited and received proposals from and met with and interviewed several other independent registered public accounting firms. The Audit Committee initiated this process after consultation with management because it determined that there were possible benefits to be considered with regard to cost, audit firm independence and obtaining a fresh look at the Company’s financial accounting and internal controls processes. This process was not related to the quality of services provided by the Deloitte Entities. After consideration of each of the proposals, the Audit Committee retained the Deloitte Entities as the Company’s independent registered public accounting firm and has determined to continue that retention for 2016. As a matter of good corporate governance, the Audit Committee has chosen to submit its selection to stockholders for ratification. In the event that this selection of a registered public accounting firm is not ratified by a majority of the Shares present or represented by proxy at the Annual Meeting, the Audit Committee will review its future selection of a registered public accounting firm but will retain all rights of selection.

We expect that representatives of Deloitte Entities will be present at the Annual Meeting. They will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

Audit Fees

The aggregate fees billed by Deloitte Entities for the years ended December 31, 2015 and 2014 for professional services rendered for the audits of the Company’s annual consolidated financial statements included in the Company’s Annual Report on Form 10-K, for the reviews of the interim consolidated financial statements included in the Company’s Quarterly Reports on Form 10-Q and reviews of other filings or registration statements under the Securities Act of 1933 and Securities Exchange Act of 1934 during those fiscal years were $473,391 and $411,667, respectively.

Audit-Related Fees

The aggregate fees billed by Deloitte Entities for the years ended December 31, 2015 and 2014 for professional services rendered that are related to the performance of the audits or reviews of the Company’s consolidated financial statements which are not reported above under “Audit Fees” were $206,325 and $210,050, respectively. “Audit-Related Fees” include fees for stand-alone audits of certain subsidiaries.

Tax Fees

The aggregate fees billed by Deloitte Entities for the years ended December 31, 2015 and 2014 for professional services rendered for tax compliance, advice and planning were $14,000 and $14,206, respectively. “Tax Fees” include fees for tax consultations regarding return preparation and REIT tax law compliance.

All Other Fees

There were no other fees billed by Deloitte Entities for the years ended December 31, 2015 and 2014 for professional services rendered other than those described above.

Pre-approval Policies and Procedures

In May 2003, the Audit Committee established the following policies and procedures for approving all professional services rendered by Deloitte Entities. The Audit Committee generally reviews and approves engagement letters for the services described above under “Audit Fees” before the provision of those services commences. For all other services, the Audit Committee has detailed policies and procedures pursuant to which it has pre-approved the use of Deloitte Entities for specific services for which the Audit Committee has set an aggregate quarterly limit of $50,000 on the amount of services that Deloitte Entities can provide to the Company. Any services not specified that exceed the quarterly limit, or would cause the amount of total other services provided by Deloitte Entities to exceed the quarterly limit, must be approved by the Audit Committee Chairman before the provision of such services commences. The Audit Committee also requires management to provide it with regular quarterly reports of the amount of services provided by Deloitte Entities. Since the adoption of such policies and procedures, all such fees were approved by the Audit Committee in accordance therewith.

The Board of Directors recommends that you vote “FOR” the ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2016.

INCORPORATION BY REFERENCE

To the extent this Proxy Statement is incorporated by reference into any other filing by the Company under the Securities Act of 1933 or the Securities Exchange Act of 1934, each as amended, the sections entitled “Compensation Committee Report on Executive Compensation” and “Report of the Audit Committee” (to the extent permitted by the rules of the SEC) will not be incorporated unless provided otherwise in such filing.

ADDITIONAL MATTERS TO COME BEFORE THE MEETING

The Board does not intend to present any other matter, nor does it have any information that any other matter will be brought before the Annual Meeting. However, if any other matter properly comes before the Annual Meeting, it is the intention of the individuals named in the attached proxy to vote said proxy in accordance with their discretion on such matters.

PROXY AUTHORIZATION VIA THE INTERNET OR BY TELEPHONE

We have established procedures whereby shareholders may authorize their proxies via the Internet or by telephone. You may also authorize your proxy by mail. Please see the proxy card accompanying this Proxy Statement for specific instructions on how to authorize your proxy by any of these methods.

Proxies authorized via the Internet or by telephone must be received by 11:59 P.M., New York City time, on Wednesday, May 18, 2016. Authorizing your proxy via the Internet or by telephone will not affect the right to revoke your proxy should you decide to do so.

The Internet and telephone proxy authorization procedures are designed to authenticate shareholders’ identities and to allow shareholders to give their voting instructions and confirm that shareholders’ instructions have been recorded properly. The Company has been advised that the Internet and telephone proxy authorization procedures that have been made available are consistent with the requirements of applicable law. Shareholders authorizing their proxies via the Internet or by telephone should understand that there may be costs associated with voting in these manners, such as charges for Internet access providers and telephone companies that must be borne by the shareholder.

ADVANCE NOTICE FOR STOCKHOLDER NOMINATIONS AND STOCKHOLDER PROPOSALS

The Bylaws of the Company provide that in order for a stockholder to nominate a candidate for election as a director at an Annual Meeting of Stockholders or propose business for consideration at such meeting, notice must be given to the Secretary of the Company no more than 150 days nor less than 120 days prior to the first anniversary of the preceding year’s Annual Meeting. As a result, any notice given by or on behalf of a stockholder pursuant to the provisions of our Bylaws must be delivered to the Secretary of the Company at 888 Seventh Avenue, New York, NY 10019 between December 22, 2016 and January 21, 2017.

Stockholders interested in presenting a proposal for inclusion in the Proxy Statement for the Company’s Annual Meeting of Stockholders in 2017 may do so by following the procedures in Rule 14a-8 under the Securities Exchange Act of 1934. To be eligible for inclusion, stockholder proposals must be received at our office at 888 Seventh Avenue, New York, NY 10019, Attention: Secretary, not later than December 11, 2016.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Persons wishing to contact members of the Audit Committee, or otherwise contact independent members of the Board, may do so by calling (866) 233-4238. Messages will be forwarded to a member of the Audit Committee and to members of the Company’s senior management. Such messages will be forwarded on a confidential basis unless the contacting person provides a return address in his or her message. This means of contact should not be used for solicitations or communications with the Company of a general nature.

By Order of the Board of Directors,

Alan J. Rice

Secretary

April 8, 2016

It is important that proxies be returned promptly. Please authorize your proxy over the Internet, by telephone or by requesting, executing and returning a proxy card.

ANNEX A

ALEXANDER’S, INC.

CORPORATE GOVERNANCE GUIDELINES

I.      Introduction

The Board of Directors of Alexander’s, Inc. (the “Company”), has developed and adopted a set of corporate governance principles (the “Guidelines”) to promote the functioning of the Board and its committees and to set forth a common set of expectations as to how the Board should perform its functions. These Guidelines are in addition to the Company’s Certificate of Incorporation and Bylaws, in each case as amended.

II.      Board Composition

The composition of the Board should balance the following goals:

•	The size of the Board should facilitate substantive discussions of the whole Board in which each Director can participate meaningfully; and

•	The composition of the Board should encompass a broad range of skills, expertise, industry knowledge, diversity of opinion and contacts relevant to the Company’s business.

III.    Selection of Chairman of the Board and Chief Executive Officer

The Board is free to select its Chairman and the Company’s Chief Executive Officer in the manner it considers in the best interests of the Company at any given point in time. These positions may be filled by one individual or by two different individuals.

IV.    Selection of Directors

Nominations. The Board is responsible for selecting the nominees for election to the Company’s Board of Directors. The members of the Board may, in their discretion, work or otherwise consult with members of management of the Company in selecting nominees.

Criteria. The Board should select new nominees for the position of independent Director considering the following criteria:

•	Personal qualities and characteristics, accomplishments and reputation in the business community;

•	Current knowledge and contacts in the communities in which the Company does business and in the Company’s industry or other industries relevant to the Company’s business;

•	Ability and willingness to commit adequate time to Board and committee matters;

•

The fit of the individual’s skills and personality with those of other Directors and potential Directors in building a Board that is effective, collegial and responsive to the needs of the Company; and

•	Diversity of viewpoints, experience and other demographics.

Independence Standards. With regard to Directors who are to be “independent” under the Corporate Governance Rules (the “NYSE Rules”) of the New York Stock Exchange, Inc. (the “NYSE”), to qualify as independent under the NYSE Rules, the Board must affirmatively determine that a Director has no material relationship with the Company and/or its consolidated subsidiaries. The Board has adopted the following categorical standards to assist it in making determinations of independence. For purposes of these standards, references to the “Company” will mean Alexander’s, Inc. and its consolidated subsidiaries.

The following relationships have been determined not to be material relationships that would categorically impair a Director’s ability to qualify as independent:

1. Payments to and from other organizations. A Director’s or his or her immediate family member’s status as executive officer or employee of an organization that has made payments to the Company, or that has received payments from the Company, not in excess of the greater of:

(i)	$1 million; or

(ii)	2% of the other organization’s consolidated gross revenues for the fiscal year in which the payments were made.

In the case where an organization has received payments that ultimately represent amounts due to the Company and such amounts are not due in respect of property or services from the Company, these payments will not be considered amounts paid to the Company for purposes of determining (i) and (ii) above so long as the organization does not retain any remuneration based upon such payments.

2. Beneficial ownership of the Company’s equity securities. Beneficial ownership by a Director or his or her immediate family member of not more than 10% of the Company’s equity securities. A Director or his or her immediate family member’s position as an equity owner, director, executive officer or similar position with an organization that beneficially owns not more than 10% of the Company’s equity securities.

3. Common ownership with the Company. Beneficial ownership by, directly or indirectly, a Director, either individually or with other Directors, of equity interests in an organization in which the Company also has an equity interest.

4. Directorships with, or beneficial ownership of, other organizations. A Director’s or his or her immediate family member’s interest in a relationship or transaction where the interest arises from either or both of:

(i)	his or her or his or her family member’s position as a director with an organization doing business with the Company; or

(ii)	his or her or his or her family member’s beneficial ownership in an organization doing business with the Company so long as the level of beneficial ownership in the organization is 25% or less, or less than the Company’s beneficial ownership in such organization, whichever is greater.

5. Affiliations with charitable organizations. The affiliation of a Director or his or her immediate family member with a charitable organization that receives contributions from the Company, or an affiliate of the Company, so long as such contributions do not exceed for a particular fiscal year the greater of:

(i)	$1 million; or

(ii)	2% of the organization’s consolidated gross revenues for that fiscal year.

6. Relationships with organizations to which the Company owes money. A Director’s or his or her immediate family member’s status as an executive officer or employee of an organization to which the Company was indebted at the end of the Company’s most recent fiscal year so long as that total amount of indebtedness is not in excess of 5% of the Company’s total consolidated assets.

7. Relationships with organizations that owe money to the Company. A Director’s or his or her immediate family member’s status as an executive officer or employee of an organization which is indebted to the Company at the end of the Company’s most recent fiscal year so long as that total amount of indebtedness is not in excess of 15% of the organization’s total consolidated assets.

8. Personal indebtedness to the Company. A Director’s or his or her immediate family member’s being indebted to the Company at any time since the beginning of the Company’s most recently completed fiscal year so long as such amount does not exceed the greater of:

(i)	$1 million; or

(ii)	2% of the individual’s net worth.

9. Leasing or retaining space from the Company. The leasing or retaining of space from the Company by:

(i)	a Director;

(ii)	a Director’s immediate family member; or

(iii)	an affiliate of a Director or an affiliate of a Director’s immediate family member;

so long as in each case the rental rate and other lease terms are at market rates and terms in the aggregate at the time the lease is entered into or, in the case of a non-contractual renewal, at the time of the renewal.

10. Other relationships that do not involve more than $100,000. Any other relationship or transaction that is not covered by any of the categorical standards listed above and that does not involve payments of more than $100,000 in the most recently completed fiscal year of the Company.

11. Personal relationships with management. A personal relationship between a Director or a Director’s immediate family member with a member of the Company’s management.

12. Partnership and co-investment relationships between or among Directors. A partnership or co-investment relationship between or among a Director or a Director’s immediate family member and other members of the Company’s Board of Directors, including management Directors, so long as the existence of the relationship has been previously disclosed in the Company’s reports and/or Proxy Statements filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended.

The fact that a particular transaction or relationship falls within one or more of the above categorical standards does not eliminate a Director’s obligation to disclose the transaction or relationship to the Company, the Board of Directors or management as and when requested for public disclosure and other relevant purposes. For relationships that are either not covered by or do not satisfy the categorical standards above, the determination of whether the relationship is material and therefore whether the Director qualified as independent or not, may be made by the Board. The Company shall explain in the Annual Meeting Proxy Statement immediately following any such determination the basis for any determination that a relationship was immaterial despite the fact that it did not meet the foregoing categorical standards.

Invitation. The invitation to join the Board should be extended by the Board itself via the Chief Executive Officer of the Company.

Orientation and Continuing Education. Management, working with the Board, will provide an orientation process for new Directors, including background material on the Company, its business plan and its risk profile, and meetings with senior management. Members of the Board are required to undergo continuing education as recommended by the NYSE. In connection therewith, the Company will reimburse Directors for all reasonable costs associated with the attendance at or the completion of any continuing education program supported, offered or approved by the NYSE or approved by the Company.

V.    Election Term

The Board does not believe it should establish term limits.

VI.    Retirement of Directors

The Board believes it should not establish a mandatory retirement age.

VII.    Board Meetings

The Board currently plans at least four meetings each year, with further meetings to occur (or action to be taken by unanimous written consent) at the discretion of the Board. The meetings will usually consist of committee meetings and the Board meeting.

The agenda for each Board meeting will be established by the Chief Executive Officer, with assistance of the Company’s Secretary and internal corporation counsel. For the purposes hereof, the terms Secretary and internal corporate counsel will include anyone who acts in such capacity. Any Board member may suggest the inclusion of additional subjects on the agenda. Management will seek to provide to all Directors an agenda and appropriate materials in advance of meetings, although the Board recognizes that this will not always be consistent with the timing of transactions and the operations of the business and that in certain cases it may not be possible.

Materials presented to the Board or its committees should be as concise as possible, while still providing the desired information needed for the Directors to make an informed judgment.

VIII.    Executive Sessions

To ensure free and open discussion and communication among the non-management Directors, the non-management Directors will meet in executive sessions periodically, with no members of management present. Non-management Directors who are not independent under the NYSE Rules may participate in these executive sessions, but independent Directors should meet separately in executive session at least once per year.

The participants in any executive sessions will select by majority vote of those attending a presiding Director for such sessions or any such session.

In order that interested parties may be able to make their concerns known to the non-management Directors, the Company shall disclose a method for such parties to communicate directly with the presiding Director or the non-management Directors as a group. For the purposes hereof, communication through a third-party such as an external lawyer or a third-party vendor who relays information to non-management members of the Board will be considered direct.

IX.    The Committees of the Board

The Company shall have at least the committees required by the NYSE Rules. Currently, these are the Audit Committee and the Compensation Committee. Each of these committees must have a written charter satisfying the rules of the NYSE.

All Directors, whether members of a committee or not, are invited to make suggestions to a committee chair for additions to the agenda of his or her committee or to request that an item from a committee agenda be considered by the Board. Each committee chair will give a periodic report of his or her committee’s activities to the Board.

Each of the Audit Committee and the Compensation Committee shall be composed of at least such number of Directors as may be required by the NYSE Rules who the Board has determined are “independent” under the NYSE Rules. Any additional qualifications for the members of each committee shall be set out in the respective committees’ charters. A Director may serve on more than one committee for which he or she qualifies.

Each committee may take any action in a meeting of the full Board, and actions of the Board, including the approval of such actions by a majority of the members of the committee, will be deemed to be actions of that committee. In such circumstance only the votes cast by members of the committee shall be counted in determining the outcome of the vote on matters upon which the committee acts.

X.    Management Succession

At least annually, the Board shall review and concur in a succession plan, developed by management, addressing the policies and principles for selecting a successor to the CEO, both in an emergency situation and in the ordinary course of business. The succession plan should include an assessment of the experience, performance, skills and planned career paths for possible successors to the CEO.

XI.    Executive Compensation

Evaluating and Approving Salary for the CEO. The Board, acting through the Compensation Committee, evaluates the performance of the CEO and the Company against the Company’s goals and objectives and approves the compensation level of the CEO.

Evaluating and Approving the Compensation of Management. The Board, acting through the Compensation Committee, evaluates and approves the proposals for overall compensation policies applicable to executive officers.

XII.    Board Compensation

The Board should conduct a review at least once every three years of the components and amount of Board compensation in relation to other similarly situated companies. Board compensation should be consistent with market practices but should not be set at a level that would call into question the Board’s objectivity.

XIII.    Expectations of Directors

The business and affairs of the Company shall be managed under the direction of the Board in accordance with Delaware law. In performing his or her duties, the primary responsibility of a Director is to exercise his or her business judgment in the best interests of the Company. The Board has developed a number of specific expectations of Directors to promote the discharge of this responsibility and the efficient conduct of the Board’s business.

Commitment and Attendance. All independent and other Directors should make every effort to attend meetings of the Board and meetings of committees of which they are members. Members may attend by telephone or similar communications equipment if all persons participating in the meeting can hear each other at the same time. The Board may act by unanimous written consent in lieu of a meeting.

Participation in Meetings. Each Director should be sufficiently familiar with the business of the Company, including its financial statements and capital structure, and the risks and competition it faces, to facilitate active and effective participation in the deliberations of the Board and of each committee on which he or she serves. Upon request, management will make appropriate personnel available to answer any questions a Director may have about any aspect of the Company’s business. Directors should also review the materials provided by management and advisors in advance of the meetings of the Board and its committees and should arrive prepared to discuss the issues presented.

Loyalty and Ethics. In their roles as Directors, all Directors owe a duty of loyalty to the Company. This duty of loyalty mandates that the best interests of the Company take precedence over any interests possessed by a Director.

The Company has adopted a Code of Business Conduct and Ethics, including a compliance program to enforce the Code. Certain portions of the Code deal with activities of Directors, particularly with respect to transactions in the securities of the Company, potential conflicts of interest, the taking of corporate opportunities for personal use, and competing with the Company. Directors should be familiar with the Code’s provisions in these areas and should consult with any independent member of the Board or the Company’s internal corporation counsel in the event of any concerns. The Board is ultimately responsible for applying the Code to specific situations and has the authority to interpret the Code in any particular situation.

Other Directorships. The Company values the experience Directors bring from other boards on which they serve, but recognizes that those boards may also present demands on a Director’s time and availability and may present conflicts or legal issues. Directors should advise the Chairman of the Board before accepting membership on other boards of directors or other significant commitments involving affiliation with other businesses or governmental units.

Contact with Management. All Directors are invited to contact the CEO at any time to discuss any aspect of the Company’s business. Directors will also have complete access to other members of management. The Board expects that there will be frequent opportunities for Directors to meet with the CEO and other members of management in Board and committee meetings and in other formal or informal settings.

Further, the Board encourages management to, from time to time, bring managers into Board meetings who: (a) can provide additional insight into the items being discussed because of personal involvement and substantial knowledge in those areas, and/or (b) are managers with future potential that the senior management believes should be given exposure to the Board.

Contact with Other Constituencies. It is important that the Company speak to employees and outside constituencies with a single voice, and that management serve as the primary spokesperson.

Confidentiality. The proceedings and deliberations of the Board and its committees are confidential. Each Director shall maintain the confidentiality of information received in connection with his or her service as a Director.

XIV.    Evaluating Board Performance

The Board, acting either as a group or through one or more designated members, should conduct a self-evaluation at least annually to determine whether it is functioning effectively. The Board, acting either as a group or through one or more designated members, should periodically consider the mix of skills and experience that Directors bring to the Board to assess whether the Board has the necessary tools to perform its oversight function effectively.

Each committee of the Board should conduct a self-evaluation at least annually and report the results to the Board. Each committee’s evaluation must compare the performance of the committee with the requirements of its written charter, if any.

XV.    Reliance on Management and Outside Advice

In performing its functions, the Board is entitled to rely on the advice, reports and opinions of management, counsel, accountants, auditors and other expert advisors. The Board shall have the authority to retain and approve the fees and retention terms of its outside advisors.

ANNEX B

ALEXANDER’S, INC.

2016 OMNIBUS STOCK PLAN

1.      Purpose

The purpose of the Alexander’s, Inc. 2016 Omnibus Stock Plan (the “Plan”) is to promote the financial interests of Alexander’s, Inc. (the “Company”), including its growth and performance, by encouraging the employees, officers and non-employee directors of the Company and its subsidiaries, employees and non-employee directors of Vornado Realty Trust (“Vornado”) and its subsidiaries and such other persons or entities providing services to the Company as may be designated by the Committee (as defined below) from time to time (collectively, “Eligible Persons”) to acquire an ownership interest in the Company, thereby enhancing the ability of the Company and its subsidiaries to attract and retain persons of outstanding ability, and providing such persons with a way to acquire a proprietary interest (or increase their interest) in the Company’s success, thereby aligning their interests with those of the shareholders of the Company.

2.      Shares Subject to the Plan

Subject to adjustment as provided in Section 16, the number of shares of Common Stock, par value $1.00 per share, of the Company (the “Shares”) which shall be available for issuance under the Plan shall not exceed 500,000. Awards granted under the Plan shall reduce the available Shares under the Plan by the number of Shares with respect to which the Awards are made; provided that Shares subject to an Award that expires unexercised, that is forfeited, terminated or canceled, in whole or in part, shall again be available for grant under the Plan; and, provided, further, that an Award that may be settled only in cash shall not reduce the available Shares under the Plan. No Participant (as defined below) who is an employee or officer of the Company, Vornado or any of their respective subsidiaries shall be granted during any one year period, options to purchase Shares and stock appreciation rights with respect to more than 500,000 Shares in the aggregate or any other Awards with respect to more 500,000 Shares in the aggregate, subject to adjustment as provided in Section 16. No Participant (as defined below) who is a non-employee director of the Company, Vornado or any of their respective subsidiaries shall be granted during any one year period, options to purchase Shares and stock appreciation rights with respect to more than 500,000 Shares in the aggregate or any other Awards with respect to more 500,000 Shares in the aggregate, subject to adjustment as provided in Section 16. Notwithstanding anything to the contrary contained herein: Shares subject to an Award under the Plan shall not again be made available for issuance or delivery under the Plan if such Shares are (a) Shares tendered in payment of an option, (b) Shares delivered or withheld by the Company to satisfy any tax withholding obligation, or (c) Shares covered by a stock-settled stock appreciation right or other Awards that were not issued upon the settlement of the Award. The Shares issued under the Plan may be authorized and unissued Shares or treasury Shares, as the Company may from time to time determine.

3.      Administration

The Plan shall be administered by the Compensation Committee of the Company’s Board of Directors (the “Board”) or by such other committee comprised of no fewer than two members of the Board as may be selected by the Board from time to time (in each case, the “Committee”). Each member of the Committee shall be a member of the Board, which Committee, unless otherwise determined by the Committee, shall meet the requirements of Section 162(m) of the Internal Revenue Code of 1986 (the

“Code”) and Section 16b-3 of the Securities Exchange Act of 1934 (the “Exchange Act”), and all other applicable rules and regulations, including any “independence” requirements under any applicable stock exchange (in each case as amended or superseded from time to time); provided, however, that, if any Committee member is found not to have met the qualification requirements of Section 162(m) of the Code or Section 16(b) of the Exchange Act, any actions taken or Awards granted by the Committee shall not be invalidated by such failure to so qualify. A majority of the Committee shall constitute a quorum, and the acts of a majority shall be the acts of the Committee.

Subject to the provisions of the Plan, the Committee shall select the Eligible Persons who will be participants in the Plan (the “Participants”). The Committee shall (i) determine the type of Awards to be made to Participants and determine the Shares or share units subject to Awards, and (ii) have the authority to interpret the Plan, to establish, amend, and rescind any rules and regulations relating to the Plan, to determine the terms (including, without limitation, the exercise price and vesting provisions) and provisions of any award agreements entered into hereunder and to make all other determinations necessary or advisable for the administration of the Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in the Plan or in any Award in the manner and to the extent it shall deem desirable to carry it into effect. The determinations of the Committee in its administration of the Plan, as described herein, shall be final, conclusive and binding on the Company and the Participants.

Notwithstanding anything to the contrary contained herein, the Committee may, in its sole discretion, at any time and from time to time, grant Awards or administer the Plan. The Committee’s determinations under the Plan need not be uniform and may be made by it selectively among Eligible Persons who are eligible to receive, or actually receive, Awards. Without limiting the generality of the foregoing, the Committee shall be entitled to make non-uniform and selective determinations, amendments and adjustments, and to enter into non-uniform and selective award agreements.

4.      Eligibility

All Eligible Persons who have demonstrated significant management potential or who have the capacity for contributing in a substantial measure to the successful performance of the Company, as determined by the Committee, shall be eligible to be Participants in the Plan.

5.      Awards

Awards granted under the Plan may consist of stock options (either incentive stock options within the meaning of Section 422 of the Code or non-qualified stock options), stock appreciation rights, performance share awards, restricted share awards, and other share-based awards (the “Awards”). Awards may provide the Participant with dividends or dividend equivalents and performance share awards, restricted share awards and other share-based awards granted in the form of Shares may provide the Participant with voting rights prior to vesting (whether based on a period of time or based on attainment of specified performance conditions), in each case, as set forth in the applicable award agreement.

The Committee may specify in an award agreement that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain events, in addition to applicable vesting conditions of an Award or such other provisions that the Committee determines in its sole discretion to be appropriate. Such events may include, without limitation, breach of non-competition, non-solicitation, confidentiality, or other restrictive covenants that are contained in the award agreement or otherwise applicable to the Participant, a termination of the Participant’s employment for “Cause” (as defined in an employment agreement or Company policy applicable to the Participant), or other conduct by the Participant that is detrimental to the business or reputation of the Company, Vornado and/or each of their respective subsidiaries.

6.      Stock Options

Stock options may be either incentive stock options or nonqualified stock options; provided that only employees of the Company and its “parent corporations” and “subsidiary corporations” within the meaning of Section 424 of the Code shall be eligible to be granted incentive stock options. The terms of any incentive stock options shall comply with the provisions of Section 422 of the Code. The Committee shall establish the option price at the time each stock option is granted, which price shall not be less than 100% of the Fair Market Value (as defined below) of the Shares on the date of grant. Stock options shall be exercisable for such period as specified by the Committee, but in no event may options be exercisable more than ten years after their date of grant.

The option price of each Share as to which a stock option is exercised shall be paid in full at the time of such exercise. Except as set forth in the applicable award agreement, such payment shall be made (i) in cash, (ii) by tender of unrestricted Shares owned by the Participant (valued at Fair Market Value as of the date of exercise), (iii) by withholding by the Company of Shares subject to the stock option or a “cashless” exercise program established with a broker (valued at Fair Market Value as of the date of exercise), or (iv) in such other consideration or by such other mechanism as the Committee deems appropriate, or by a combination of any of the foregoing.

For purposes of the Plan, unless determined as otherwise specified herein, “Fair Market Value” means, (i) with respect to a Share that is granted, the average of the high and the low prices reported for the Shares on the applicable date as reported on the New York Stock Exchange (or another applicable stock exchange), (ii) with respect to a Share that is surrendered or applied towards withholding in connection with exercise, the closing price reported for the Shares on the applicable date as reported on the New York Stock Exchange (or another applicable stock exchange), or (iii) the value as determined in accordance with a valuation methodology approved by the Committee in a manner consistent with Section 409A. For purposes of the grant of any award, the applicable date will be the trading day on which the award is granted or, if the date the award is granted is not a trading day, the trading day immediately following the date the award is granted. For purposes of the exercise of any award, the applicable date is the date a notice of exercise is received by the Company or, if such date is not a trading day, the trading day immediately following the date a notice of exercise is received by the Company. Notwithstanding the foregoing, the Committee may make all determinations necessary or advisable from time to time as the Committee deems appropriate in administering this provision of the Plan.

7.      Stock Appreciation Rights

Stock appreciation rights may be granted in tandem with a stock option, in addition to a stock option, or may be freestanding and unrelated to a stock option. Stock appreciation rights granted in tandem with or in addition to a stock option shall be granted at the same time as the related stock option. The Committee shall establish the grant price of each stock appreciation right granted at the time each such stock appreciation right is granted, which price shall not be less than 100% of the Fair Market Value of the Shares subject to such Award on the date of grant of the stock appreciation right. No stock appreciation right shall be exercisable earlier than six months after grant, except in the event of the Participant’s death or disability. A stock appreciation right shall entitle the Participant to receive from the Company, upon exercise, an amount equal to the increase of the Fair Market Value of the Shares subject to the stock appreciation right over the grant price. The Committee, in its sole discretion, shall determine whether the stock appreciation right shall be settled in cash, Shares or a combination of cash and Shares.

8.      Performance Share Awards

Performance share awards may be granted in the form of actual Shares or share units having a value equal to an identical number of Shares. In the event that a certificate is issued in respect of Shares subject to a performance share award, such certificate shall be registered in the name of the Participant but shall be held by the Company until the time the Shares subject to the Award are earned. The performance conditions and the length of the performance period of performance share awards shall be determined by the Committee. The Committee, in its sole discretion, shall determine whether performance share awards granted in the form of share units shall be paid in cash, Shares, or a combination of cash and Shares.

Notwithstanding anything to the contrary herein, performance share awards granted under this Section 8 may, at the discretion of the Committee, be granted in a manner which is intended to be deductible under Section 162(m) of the Code. In such event, the Committee shall follow procedures substantially equivalent to those set forth in Section 11 for Performance-Based Compensation (as defined in Section 11).

9.      Restricted Share Awards

Restricted share awards may be granted in the form of actual Shares or share units having a value equal to an identical number of Shares. In the event that a certificate is issued in respect of Shares subject to a restricted share award, such certificate shall be registered in the name of the Participant but shall be held by the Company until the end of the restricted period. The employment conditions, the length of the period for vesting and the length of any applicable period for deferral of restricted share awards shall be established by the Committee at time of grant. The Committee, in its sole discretion, shall determine whether restricted share awards granted in the form of share units shall be paid in cash, Shares, or a combination of cash and Shares.

Notwithstanding anything to the contrary herein, restricted stock granted under this Section 9 may, at the discretion of the Committee, be granted in a manner which is intended to be deductible under Section 162(m) of the Code. In such event, the Committee shall follow procedures substantially equivalent to those set forth in Section 11 for Performance-Based Compensation.

10.    Other Share-Based Awards

Other share-based awards that are valued in whole or in part by reference to or otherwise based on Shares may be granted in such form and with such terms and provisions as the Committee shall determine to be consistent with the interests of the Company and the purpose of the Plan, including, without limitation, shares of any subsidiary or similar interests or securities that are directly or indirectly convertible for Shares or that are otherwise based on or have a value determined by reference to Shares.

11.    Performance-Based Compensation

Notwithstanding anything to the contrary herein, any other stock-based awards may, at the discretion of the Committee, be granted in a manner that is intended to be deductible by the Company under Section 162(m) of the Code (a “Performance-Based Award”). In such event, the Committee shall follow the following procedures, in compliance with Section 162(m) of the Code (as amended or superseded from time to time and further subject to applicable law, regulations and guidance):

A Participant’s Performance-Based Award shall be determined based on the attainment of written objective performance goals approved by the Committee for a performance period of one year or such other period established by the Committee (i) while the outcome for that performance period is substantially uncertain and (ii) no more than 90 days after the commencement of the performance period to which the performance goal relates or, if less, the number of days which is equal to 25% of the relevant performance period. At the same time as the performance goals are established, the Committee will prescribe a formula to determine the amount of the Performance-Based Award that may be payable based upon the level of attainment of the performance goal during the performance period.

The performance goals shall be based on one or more of the following business criteria (either separately or in combination) with regard to the Company (or a subsidiary, division, other operational unit or administrative department of the Company): (i) pre-tax income, (ii) after-tax income, (iii) net income (meaning net income as reflected in the Company’s financial reports for the applicable period, on an aggregate, diluted and/or per share basis), (iv) operating income, (v) cash flow, (vi) earnings per share, (vii) return on equity, (viii) return on invested capital or assets, (ix) cash and/or funds available for distribution, (x) appreciation in the Fair Market Value of Shares, (xi) return on investment, (xii) total return to shareholders, (xiii) net earnings growth, (xiv) stock appreciation (meaning an increase in the price or value of the Shares after the date of grant of an Award and during the applicable period), (xv) related return ratios, (xvi) increase in revenues, (xvii) net earnings, (xviii) changes (or the absence of changes) in the per share or aggregate market price of the Shares, (xix) number of securities sold, (xx) earnings before any one or more of the following items: interest, taxes, depreciation or amortization for the applicable period, as reflected in the Company’s financial reports for the applicable period, (xxi) total revenue growth (meaning the increase in total revenues after the date of grant of an Award and during the applicable period, as reflected in the Company’s financial reports for the applicable period), (xxii) total shareholder return, (xxiii) funds from operations, as determined and reported by the Company in its financial reports, and (xxiv) comparable funds from operations, as determined and reported by the Company in its financial reports.

Performance criteria may be absolute amounts or percentages of amounts or may be relative to the performance of a peer group of the Company, or a combination of any of the foregoing.

To the extent applicable, financial terms used herein shall have the meaning ascribed to them under Generally Accepted Accounting Principles (“GAAP”) and all determinations shall be made in accordance with GAAP, as applied by the Company in the preparation of its periodic reports to shareholders, or alternative industry standards or approaches as determined by the Committee.

In addition, the performance goals may be based upon the attainment of specified levels of Company (or subsidiary, division, other operational unit or administrative department of the Company) performance under one or more of the measures described above relative to the performance of other peer group companies or the historic performance of the Company. To the extent permitted by Section 162(m) of the Code, unless the Committee provides otherwise at the time of establishing the performance goals, for each fiscal year of the Company, the Committee may (i) designate additional business criteria on which the performance goals may be based or (ii) provide for objectively determinable adjustments, modifications or amendments to any of the performance criteria described above for one or more of the items of gain, loss, profit or expense: (A) determined to be extraordinary or unusual in nature or infrequent in occurrence, (B) related to the disposal of a segment of a business, (C) related to a change in accounting principle, (D) related to discontinued operations that do not qualify as a segment of business, and (E) attributable to the business operations of any entity acquired by the Company during the fiscal year.

Following the completion of each performance period, the Committee shall have the sole discretion to determine, based on information made available to the Committee by the management of the Company, whether the applicable performance goals have been met with respect to a given Participant and, if they have, shall so certify and ascertain the amount of the applicable Performance-Based Award. No Performance-Based Awards will be paid for such performance period until such certification is made by the Committee. The amount of the Performance-Based Award actually paid to a given Participant may be less (but not more) than the amount determined by the applicable performance goal formula, at the discretion of the Committee. The amount of the Performance-Based Award determined by the Committee for a performance period shall be paid to the Participant at such time as determined by the Committee in its sole discretion, after the end of such performance period.

12.    Award Agreements

Each Award under the Plan shall be evidenced by an award agreement setting forth the terms and conditions, as determined by the Committee, which shall apply to such Award, in addition to the terms and conditions specified in the Plan.

13.    Withholding

The Company shall have the right to deduct from any payment to be made pursuant to the Plan, or to require prior to the issuance or delivery of any Shares or the payment of cash under the Plan, any taxes required by law to be withheld therefrom. The Committee, in its sole discretion, may permit a Participant to elect to satisfy any such withholding obligation by having the Company retain the number of Shares whose Fair Market Value equals the amount required to be withheld. Any fraction of a Share required to satisfy such obligation shall be disregarded and the amount due shall instead be paid in cash to the Participant.

14.    Nontransferability

No Award under the Plan shall be assignable or transferable except by will or the laws of descent and distribution, and no right or interest of any Participant shall be subject to any lien, obligation or liability of the Participant. Notwithstanding the foregoing, the Committee may determine, at the time of grant or thereafter, that an Award (other than stock options intended to be incentive stock options within the meaning of Section 422 of the Code) is transferable by the Participant to such Participant’s immediate family members (or trusts, partnerships, or limited liability companies established for such immediate family members). For this purpose, immediate family member means, except as otherwise defined by the Committee, the Participant’s children, stepchildren, grandchildren, parents, stepparents, grandparents, spouse, siblings (including half brothers and sisters), in-laws and persons related by reason of legal adoption. Such transferees may transfer an Award only by will or the laws of descent or distribution. An Award transferred pursuant to this Section 14 shall remain subject to the provisions of the Plan and the applicable award agreement, and shall be subject to such other rules as the Committee shall determine. Upon transfer of a stock option, any related stock appreciation right shall be canceled. Except in the case of a holder’s incapacity, an Award shall be exercisable only by the holder thereof.

15.    No Right to Employment

No person shall have any claim or right to be granted an Award under the Plan, and the grant of any Award shall not be construed as giving a Participant the right to be retained in the employ of the Company, Vornado or their respective subsidiaries. Further, the Company, Vornado and their respective subsidiaries expressly reserve the right at any time to terminate the employment of any Participant for any reason and free from any liability or any claim under the Plan, except as provided herein or in any award agreement entered into hereunder.

16.    Adjustment of and Changes in Shares and Repricing of Options and Stock Appreciation Rights

In the event of any change in the outstanding Shares by reason of any share dividend or split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spinoff, combination or exchange of Shares or other corporate change, or any distributions to the Company’s shareholders other than regular cash dividends, the Committee shall make such substitution or adjustment, if any, as it deems to be equitable, as to the number or kind of Shares or other securities issued or reserved for issuance pursuant to the Plan and to outstanding Awards; except that the Committee shall not be required to make any such substitution or adjustment that would cause an Award to fail to satisfy the conditions of an applicable exception from the requirements of Section 409A of the Code or otherwise to violate the applicable requirements thereof.

Except in connection with a corporate transaction involving the Company (including, without limitation, any share dividend or split, extraordinary cash dividend, recapitalization, reorganization, merger, consolidation, split-up, spin-off, combination, or exchange of Shares), the terms of outstanding Awards may not be amended, without shareholder approval, to reduce the exercise price of outstanding options or stock appreciation rights, or to cancel outstanding options or stock appreciation rights in exchange for (i) cash or other property, (ii) options or stock appreciation rights with an exercise price that is less than the exercise price of the original options or stock appreciation rights or (iii) other Awards.

17.    Amendment

The Committee may amend or terminate the Plan or any portion thereof from time to time, provided that (A) no amendment shall be made that materially and adversely alters or impairs the rights of a Participant with respect to any Award previously made under the Plan without the consent of the holder thereof and (B) no amendment shall be made without shareholder approval if such amendment (i) would increase the maximum aggregate number of Shares that may be issued under the Plan (other than pursuant to Section 16), (ii) would materially modify the requirements for participation in the Plan, (iii) would result in a material increase in the benefits accrued to Participants under the Plan, (iv) would reduce the exercise price of outstanding stock options or stock appreciation rights or cancel outstanding stock options or stock appreciation rights in exchange for cash, other Awards or stock options or stock appreciation rights with an exercise price that is less than the exercise price of the original stock options or stock appreciation rights (other than pursuant to Section 16) or (v) requires shareholder approval to comply with any applicable laws, regulations or rules, including the rules of a securities exchange or self-regulatory agency.

18.    Rights as Shareholders

Except as provided in Section 5, a Participant shall have no rights as a shareholder with respect to any Shares issuable upon exercise of any Award hereunder until the Participant (or the Participant’s nominee) shall have become the holder of record of such Shares and, subject to Section 16, no adjustment shall be made for dividends or distributions or other rights in respect of any Share for which the record date is prior to the date on which the Participant shall become the holder of record thereof.

19.    Effective Date

The Plan shall become effective on May 19, 2016, subject to the approval of the Company’s shareholders at the Company’s 2016 annual general meeting of shareholders, and, if such approval is not obtained, the Plan and any Awards made thereunder shall be void ab initio. Subject to earlier termination pursuant to Section 17, the Plan shall have a term of ten years from its effective date; provided, however, that all Awards made under the Plan before its termination, and the Committee’s authority to administer the terms of such Awards, will remain in effect until such Awards have been satisfied or terminated in accordance with the terms and provisions of the Plan and the applicable award agreements; provided, further, that no Awards (other than a stock option or stock appreciation right) that are intended by the Committee to be “performance based compensation” under Section 162(m) of the Code (including any Performance-Based Compensation) shall be granted on or after the first shareholder meeting that occurs in the fifth year following the year in which the Company’s shareholders previously approved the performance criteria in Section 11 unless the performance criteria are reapproved (or other designated performance criteria are approved) by the Company’s shareholders on or before such shareholder meeting.

20.    Section 409A of the Code

The Plan is intended to comply with Section 409A of the Code to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and administered to be in compliance therewith. Any payments described in the Plan that are due within the “short-term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless applicable laws require otherwise. Notwithstanding anything to the contrary in the Plan, to the extent required to avoid accelerated taxation and tax penalties under Section 409A of the Code, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six-month period immediately following the Participant’s termination of employment shall instead be paid on the first payroll date after the six-month anniversary of the Participant’s separation from service (or the Participant’s death, if earlier). Notwithstanding the foregoing, neither the Company nor the Committee shall have any obligation to take any action to prevent the assessment of any excise tax or penalty on any Participant under Section 409A of the Code and neither the Company nor the Committee will have any liability to any Participant for such tax or penalty.

21.    Choice of Law

The law of the State of New York shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of law rules.

ALEXANDER’S, INC. 210 ROUTE 4 EAST PARAMUS, NJ 07652

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ALEXANDER’S, INC.		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR the following:
	1. Election of Directors	☐	☐	☐
Nominees:
01) Steven Roth
02) Thomas R. DiBenedetto
03) Wendy A. Silverstein
	The Board of Directors recommends you vote FOR the following proposal:						For	Against	Abstain
	2. Approval of the Alexander’s, Inc. 2016 Omnibus Stock Plan.						☐	☐	☐
The Board of Directors recommends you vote FOR the following proposal:
	3. Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the current year.						☐	☐	☐
NOTE: Such other business as may properly come before the meeting or any adjournment thereof.
	For address changes and/or comments, please check this box and write them on the back where indicated.			☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date				Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.

E07914-P72570

ALEXANDER’S, INC.

This proxy is solicited on behalf of the Board of Directors

For the 2016 Annual Meeting of Stockholders

May 19, 2016 10:00 A.M.

The undersigned stockholder, revoking all prior proxies, hereby appoints Steven Roth and Russell B. Wight, Jr., or either of them, as proxies for the undersigned, each with full power of substitution, to attend the Annual Meeting of Stockholders of Alexander’s, Inc., a Delaware corporation (the “Company”), to be held at the Saddle Brook Marriott, Interstate 80 and the Garden State Parkway, Saddle Brook, New Jersey 07663 on Thursday, May 19, 2016 at 10:00 A.M., EDT, and any postponements or adjournments thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such meeting and otherwise represent the undersigned at the meeting with all powers possessed by the undersigned if personally present at the meeting. Each proxy is authorized to vote as directed on the reverse side hereof upon the proposals which are more fully set forth in the Proxy Statement and otherwise in his discretion upon such other business as may properly come before the meeting and all postponements or adjournments thereof, all as more fully set forth in the Notice of Annual Meeting of Stockholders and Proxy Statement. Receipt of the Notice of Annual Meeting of Stockholders, Proxy Statement and 2015 Annual Report is hereby acknowledged.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF THE COMPANY. WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF THIS PROXY IS EXECUTED BUT NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED (1) “FOR” THE ELECTION OF EACH NOMINEE FOR DIRECTOR, (2) “FOR” THE APPROVAL OF ALEXANDER’S, INC. 2016 OMNIBUS STOCK PLAN AND (3) “FOR” THE RATIFICATION OF THE SELECTION OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM. THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE DISCRETION OF THE PROXY HOLDER ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

Address Changes/Comments:

(If you noted any Address Changes and / or Comments above, please mark corresponding box on the reverse side.) Continued and to be signed on reverse side

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to Be Held on May 19, 2016.

ALEXANDER’S, INC.

ALEXANDER’S, INC. 210 ROUTE 4 EAST PARAMUS, NJ 07652

Meeting Information
Meeting Type: Annual Meeting
For holders as of: March 21, 2016
Date: May 19, 2016 Time: 10:00 AM EDT
Location: Saddle Brook Marriott
Interstate 80 and the Garden State Parkway Saddle Brook, NJ 07663

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan the QR Barcode on the reverse side, or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote
How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
1. Notice and Proxy Statement 2. Form 10-K

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com, or scan the QR Barcode below.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET: www.proxyvote.com
2) BY TELEPHONE: 1-800-579-1639
3) BY E-MAIL*: sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 5, 2016 to facilitate timely delivery.

How To Vote
Please Choose One of the Following Voting Methods

Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: Go to www.proxyvote.com or from a smart phone, scan the QR Barcode above. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends you vote FOR the following:

1.	Election of Directors

Nominees:

01)	Steven Roth

02)	Thomas R. DiBenedetto

03)	Wendy A. Silverstein

The Board of Directors recommends you vote FOR the following proposal:

2.	Approval of the Alexander’s, Inc. 2016 Omnibus Stock Plan.

The Board of Directors recommends you vote FOR the following proposal:

3.	Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the current year.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.